                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                         Carlisle Companies Incorporated
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


- --------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement) Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(II), 14a-6(i)(1), or 14a-8(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

                        CARLISLE COMPANIES INCORPORATED
                      250 SOUTH CLINTON STREET, SUITE 201
                         SYRACUSE, NEW YORK 13202-1258
                                 (315) 474-2500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

    The 1994 Annual Meeting of Shareholders of Carlisle Companies Incorporated will be held at the offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York on Wednesday, April 20, 1994, at 12 noon for the following purposes:

        1.   To elect four (4) Directors;

        2. To act upon a proposal to amend the Executive Incentive Program to increase the number of shares of common stock of the Company authorized for issuance as option shares and to make related changes to the Program to allow the Company full tax deductibility of compensation paid with respect to stock options.

        3.   To transact any other business properly brought before the meeting.

    Only shareholders of record at the close of business on February 23, 1994 will be entitled to vote whether or not they have transferred their stock since that date.

    SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                          By Order of the Board of Directors

                                          SCOTT C. SELBACH,
                                          SECRETARY

Syracuse, New York
March 9, 1994

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                    GENERAL

    THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time to solicitation by telegraph, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in that connection. Proxies may be revoked at any time prior to voting.

    The mailing address of the principal executive offices of the Company is Carlisle Companies Incorporated, 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258. This Proxy Statement and the enclosed Proxy together with the 1993 Annual Report was mailed to shareholders on or about March 9, 1994. On written request mailed to the attention of the Secretary of the Company, at the address set forth above, the Company will provide without charge a copy of its 1993 annual report on Form 10-K filed with the Securities and Exchange Commission.

                               VOTING SECURITIES

    At the close of business on December 31, 1993, the Company had outstanding 15,253,124 shares of Common Stock of which 15,242,086 shares are entitled to vote. The remaining 11,038 shares are not entitled to vote until the holders of Carlisle Corporation common stock certificates exchange their certificates for certificates issued by the Company. The exchange is governed by an Agreement of Merger dated March 7, 1986 which was approved by shareholders of Carlisle Corporation and became effective on May 30, 1986. Shares of the Company issued pursuant to the exchange before the February 23, 1994 record date will be entitled to vote at the Annual Meeting.

    The Company's Restated Certificate of Incorporation provides that each person who received his or her Common Stock in connection with the Merger is entitled to five votes per share. Persons acquiring shares of the Company after May 30, 1986 (the effective date of the Merger) are entitled to one vote per share until the shares have been beneficially owned (as defined in the Restated Certificate of Incorporation) for a continuous period of four years. The actual voting power of each holder of Common Stock will be based on shareholder records at the time of the meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 13. In addition to the shares outstanding on December 31, 1993, holders of shares issued from the treasury, other than for the exercise of stock options, before the close of business on February 23, 1994 (the record date for determining shareholders entitled to vote at the meeting) will be entitled to five votes per share unless the Board of Directors determines otherwise at the time of authorizing such issuance.

                               SECURITY OWNERSHIP

A.  BENEFICIAL OWNERS

    The following table provides information as of December 31, 1993 as to the number of shares and the percentage of the Company's Common Stock with respect to any person who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities. As defined in Securities and Exchange Commission Rule 13d-3, "beneficial ownership" means essentially that a person has or shares voting or investment decision power over shares. It does not necessarily mean that the person enjoys any economic benefit from those shares.

       NAME AND ADDRESS OF
        BENEFICIAL OWNER           NUMBER OF SHARES  PERCENTAGE
- ---------------------------------  ----------------  ----------
Pioneering Management Corporation   1,056,200         (b)      6.92
60 State Street
Boston, MA 02109
Mitchell Hutchins                     944,200         (c)      6.19
Institutional Investors, Inc.
1285 Avenue of the Americas
New York, NY 10019

- ------------------------
(a) The shares are held in various fiduciary capacities.
(b) Shareholder has sole voting power with respect to all shares, sole dispositive power with respect to 98,300 shares and shared dispositive power with respect to 957,900 shares.
(c) Shareholder has shared voting and dispositive powers with respect to all shares.

B.  NOMINEES, DIRECTORS AND OFFICERS

    The following table provides information as of December 31, 1993, as reported to the Company by the persons and members of the group listed, as to the number of shares and the percentage of the Company's Common Stock beneficially owned by: (i) each Director, nominee and executive officer named in the Summary Compensation Table on page 7; and (ii) all Directors, nominees and current officers of the Company as a group.

    NAME OF DIRECTOR/EXECUTIVE OR
      NUMBER OF PERSONS IN GROUP             NUMBER OF SHARES          PERCENTAGE
- --------------------------------------  ---------------------------  ---------------
Magalen O. Bryant                           840,201  (a)(b)                     5.51
Donald G. Calder                              6,605  (c)                         .04
Paul J. Choquette, Jr.                          882                   less than .01
Henry J. Forrest                                 81                    less than .01
E. Douglas Kenna                             61,912  (h)                         .40
Stephen P. Munn                             459,074  (d)(e)(g)(h)               2.98
George L. Ohrstrom                        1,109,622  (a)(b)(e)                  7.27
Eriberto R. Scocimara                         4,435  (f)                         .03
David G. Thomas                               6,000                              .04
Erskine N. White, Jr.                         1,145  (i)               less than .01
Dennis J. Hall                              103,249  (g)(h)                      .67
Scott C. Selbach                             20,800  (g)(h)                      .14
John S. Barsanti                             12,371  (g)(h)                      .08
14 Directors and current officers as a
 group                                    1,927,371  (g)(h)                    12.32

- ------------------------
(a) Includes 285,696 shares (1.87%) held by a trust for the benefit of Mrs. Bryant's children as to which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.
(b) Includes 201,600 shares (1.32%) held by the Ohrstrom Foundation, of which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.

(c) Includes 1,000 shares held by Mr. Calder's  wife and 800 shares held by  Mr.
    Calder's wife as custodian for the benefit of their two children. Mr. Calder disclaims beneficial ownership of these shares.
(d) Includes  2,600 shares held  by Mr. Munn's  wife and 600  shares held by Mr.
    Munn's daughter. Mr. Munn disclaims beneficial ownership of these shares.
(e) Includes 245,696  shares (1.61%)  held by  a trust  for the  benefit of  Mr.
    Ohrstrom's  children as to which Mr.  Ohrstrom and Mr. Munn are co-trustees.
    Each disclaims beneficial ownership of these shares.
(f) Includes 1,000 shares held by Mr. Scocimara's wife. Mr. Scocimara disclaims beneficial ownership of these shares.
(g) Includes shares allocated to the accounts of the following named officers and to other executive officers participating in the Company's Employee
    Incentive  Savings Plan; Mr. Kenna, 754  shares; Mr. Munn, 1,402 shares; Mr.
    Hall, 1,249 shares; Mr. Selbach, 1,058 shares; Mr. Barsanti, 405 shares; and other executive officers, 1,656 shares. Each participant in the Plan has the right to direct the voting of shares allocated to his account. Shares are held by the Employee Incentive Savings Plan trustee in a commingled trust fund with beneficial interest allocated to each participant's account.
(h) Includes shares which the following named officers and other executive officers have the right to acquire within 60 days through the exercise of stock options issued by the Company; Mr. Kenna, 58,000 shares; Mr. Munn, 176,666 shares; Mr. Hall, 100,000 shares; Mr. Selbach, 18,666 shares; Mr.
    Barsanti, 10,666 shares; and other executive officers, 30,666 shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until the stock issued upon exercise of the options has been held for a continuous period of four years.
(i) All shares are held by a trust for the benefit of Mr. White.

                               BOARD OF DIRECTORS

A.  ELECTION OF DIRECTORS

    On April 22, 1991, the shareholders approved amendments to the Company's Certificate of Incorporation providing for a classified Board of Directors under which the Board was divided into three classes of Directors, each class as nearly equal in number as possible. In accordance with the amendments, the Board designated four Directors to serve a term expiring at the 1994 Annual Meeting.

    At the meeting four (4) Directors are to be elected. The Directors will be elected to serve for a three-year term until the 1997 Annual Meeting and until their successors are elected and qualified. Proxies received by the Board of Directors containing no instructions to the contrary will be voted for the four nominees listed below. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which shares beneficially owned by the shareholder are entitled to five votes for each share will be voted with one vote for each share. (See "Voting By Proxy and Confirmation of Beneficial Ownership" beginning on page 13.) In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors.

                             NOMINEES FOR ELECTION

    The following table sets forth certain information relating to each nominee, as furnished to the Company by the nominee. Except as otherwise indicated, each nominee has had the same principal occupation or employment during the past five years.

                                          POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION,        PERIOD OF SERVICE
            NAME                  AGE                AND OTHER DIRECTORSHIPS                    AS DIRECTOR (A)
- -----------------------------     ---     ----------------------------------------------  ----------------------------
Magalen O. Bryant (b)             65      Investor in various corporations. Director of   April, 1978 to date
                                          Dover Corporation and O'Sullivan Corp. Member
                                          of the Audit and Pension & Benefits Committees
                                          of the Company.
Paul J. Choquette, Jr.            55      President of Gilbane Building Company.          April, 1991 to date
                                          Chairman of Gilbane Properties, Inc., a real
                                          estate development and management company.
                                          Director of Fleet Financial Group, Inc. and
                                          Eastern Utilities Associates. Chairman of the
                                          Audit Committee and member of the Pension &
                                          Benefits Committee of the Company.
Stephen P. Munn                   51      President and Chief Executive Officer, since    September, 1988 to date
                                          September, 1988, and Chairman of the Board,
                                          since January, 1994, of the Company. Member of
                                          Executive Committee of the Company.
George L. Ohrstrom (b)            66      Member of firm of G. L. Ohrstrom & Co.          April, 1963 to date
                                          Director of Roper Industries, Inc., Harrow
                                          Industries, Inc. and Dover Corporation.
                                          Chairman of Executive and Compensation
                                          Committees of the Company.

                         DIRECTORS WITH UNEXPIRED TERMS

    The following table sets forth certain information relating to each Director whose term has not expired, as furnished to the Company by the Director. Except as otherwise indicated, each Director has had the same principal occupation or employment during the past five years.

                                          POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION,        PERIOD OF SERVICE
            NAME                  AGE                AND OTHER DIRECTORSHIPS                    AS DIRECTOR (A)
- -----------------------------     ---     ----------------------------------------------  ----------------------------
Donald G. Calder                  56      Member of firm of G. L. Ohrstrom & Co., a       December, 1984 to date
                                          private investment firm. Director of Central
                                          Securities Corporation, Roper Industries, Inc.
                                          and Harrow Industries, Inc. Member of
                                          Executive and Audit Committees of the Company.
Henry J. Forrest                  60      Director and past President and Chief           August, 1993 to date
                                          Operating Officer of Inter-City Products
                                          Corporation. Member of Audit and Pension &
                                          Benefits Committees of the Company.

                                          POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION,        PERIOD OF SERVICE
            NAME                  AGE                AND OTHER DIRECTORSHIPS                    AS DIRECTOR (A)
- -----------------------------     ---     ----------------------------------------------  ----------------------------
E. Douglas Kenna(c)               69      Chairman of the Board of Directors from         April, 1975 to January, 1994
                                          August, 1989 to January, 1994. Member of firm
                                          of G. L. Ohrstrom & Co., Director of Phillips
                                          Petroleum Corporation, Fleet Financial Group,
                                          Inc., Harrow Industries, Inc., and Roper
                                          Industries, Inc.
Eriberto R. Scocimara             58      President of Scocimara & Co., Inc.; Partner,    July, 1970 to date
                                          The Contrarian Group. President, 1991-1992,
                                          LCS -- America, Inc. Executive Vice President,
                                          1988-1990, The Thompson Company. Director of
                                          Quaker Fabric Corporation. Member of Executive
                                          and Compensation Committees and Chairman of
                                          Pension & Benefits Committee of the Company.
David G. Thomas                   68      Chairman of The Fleming Enterprise Investment   November, 1989 to date
                                          Trust PLC., a United Kingdom investment trust
                                          and a director of various corporations
                                          including Dover Corporation and Interface,
                                          Inc. Member of Audit, Pension & Benefits and
                                          Compensation Committees of the Company.
Erskine N. White, Jr.             69      President of E.N. White Management              April, 1982 to date
                                          Corporation, a business and financial
                                          consulting firm. Director of Rhode Island
                                          Hospital Trust Corporation and Keyport
                                          Insurance Company. Member of Executive
                                          Committee of the Company.

- ------------------------
(a) Information reported includes service as a director of Carlisle Corporation, the Company's predecessor.
(b) Mrs. Bryant and Mr. Ohrstrom are related to one another as sister and brother.
(c) Mr. Kenna retired as a director and Chairman of the Board of the Company on January 1, 1994.

B.  MEETINGS OF THE BOARD AND CERTAIN COMMITTEES; REMUNERATION OF DIRECTORS

    During 1993, the Board of Directors of the Company held six meetings. The annual fee paid to each Director who is not a member of management is $20,000. Each such Director may elect to receive the entire annual fee in cash or one-half of the fee in cash and shares of common stock of the Company with a market value equal to one-half of the fee. The fee paid to such Directors for each meeting attended is $750.

    The Board has standing Executive, Audit, Compensation and Pension and Benefits Committees.

    The Executive Committee has the authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings. During 1993, the Executive Committee met five times.

Each member of the Executive Committee who is not a member of management receives an annual fee of $15,000; the Chairman of the Committee receives an additional fee of $8,000. In addition, each such member receives $300 for each meeting attended.

    The functions of the Audit Committee consist of annually recommending to the Board of Directors the appointment of independent auditors; reviewing with such auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; and reviewing the adequacy of the Company's system of internal accounting controls. During 1993, the Audit Committee held four meetings. Members of the Audit Committee each receive $300 for each meeting attended; the Chairman of the Committee receives an additional fee of $5,000 and each member of the Committee receives an annual fee of $1,000.

    The Compensation Committee administers the Company's incentive programs and decides upon annual salary adjustments and discretionary bonuses for various employees of the Company. During 1993, the Compensation Committee met twice. Members of the Compensation Committee each receive $300 for each meeting attended; the Chairman of the Committee receives an additional fee of $3,000 and each member of the Committee receives an annual fee of $1,000.

    The Pension and Benefits Committee monitors the performance of the Company's pension and benefits programs and implements changes recommended by the Board. During 1993, the Pension and Benefits Committee met twice. Members of the Pension and Benefits Committee each receive $300 for each meeting attended and the Chairman of the Committee receives an additional fee of $3,000 and each member of the Committee receives an annual fee of $1,000.

    Occasionally Directors are asked to serve on special committees and are typically paid $300 for each meeting attended or $1,000 for a visit to a plant site which may require an overnight stay.

    For 1993 all Directors attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings which he or she was eligible to attend and (ii) all meetings of committees of the Board on which the director served.

    Each Director who is not a member of management is a participant in a Director Retirement Program. Each such Director who has attained, as of the effective date, or subsequently attains five years of service on the Board as a non-employee from the date of his or her election to the Board is eligible to receive retirement benefits under the Program. Upon retirement from the Board, each eligible Director will receive monthly payments equal to 1/12 (one-twelfth) the annual fee paid to each Director (cash and stock) in effect on the date of retirement. The Program payments continue for the number of years equal to each Director's years of service on the Board; or until the death of the Director, whichever occurs first. In the event a retired Director receiving payments dies before receiving his or her full benefit; the Director's surviving spouse will receive the remaining benefits until the spouse's death or the benefit is completed, whichever occurs first.

                       COMPENSATION OF EXECUTIVE OFFICERS

A.  SUMMARY COMPENSATION TABLE

    The following table discloses compensation received by the Company's Chief Executive Officer and the four remaining most highly paid executive officers for the three fiscal years ended December 31, 1993:

                                                            LONG TERM
                                                          COMPENSATION
                                           ANNUAL         -------------
                                      COMPENSATION (1)     SECURITIES
       NAME AND                     --------------------   UNDERLYING     OTHER ALL
  PRINCIPAL POSITION       YEAR      SALARY      BONUS     OPTIONS (3)    COMP. (2)
- -----------------------  ---------  ---------  ---------  -------------  -----------
S. P. Munn                 1993     $ 425,000  $ 350,000      100,000     $   9,433
 President & Chief         1992       375,000    280,000       50,000         5,819
 Executive Officer         1991       375,000    225,000       40,000         5,650
D. J. Hall                 1993       275,000    200,000       30,000         7,815
 Executive V.P.,           1992       237,000    165,000       20,000         5,819
 Treasurer and             1991       215,000    120,000       30,000         7,768
 Chief Financial
 Officer
E. D. Kenna                1993       200,000    100,000            0         9,370
 Chairman of the           1992       200,000    100,000       20,000         5,819
 Board                     1991       200,000    100,000       20,000         1,667
S. C. Selbach              1993       133,000     70,000        4,000         7,032
 V.P., Secretary &         1992       127,000     38,000        4,000         5,928
 General Counsel           1991       120,000     30,000        4,000         5,650
J. S. Barsanti             1993       121,800     47,356        4,000         6,572
 Vice President,           1992       116,050     37,700        4,000         3,626
 Planning and              1991        85,537     30,000        4,000             0
 Administration

- ------------------------------
(1) Includes amounts earned in fiscal year.
(2) Vested and non-vested contribution to the Company 401(k) plan.
(3) Common stock of the Company. Reflects adjustment for two-for-one stock split on June 1, 1993.

B.  STOCK OPTION GRANTS IN 1993

    The following table discloses information on stock option grants in fiscal 1993 to the named executive officers and the potential stock price appreciation to all shareholders and all optionees and restricted share recipients assuming the rates of appreciation set forth below.

                                                          INDIVIDUAL GRANTS
                                         ----------------------------------------------------     *POTENTIAL PRE-TAX (3)
                                          NUMBER OF    % OF TOTAL                              REALIZABLE VALUE AT ASSUMED
                                         SECURITIES      OPTIONS                               ANNUAL RATES OF STOCK PRICE
                                         UNDERLYING    GRANTED TO     EXERCISE                 APPRECIATION FOR OPTION TERM
                                           OPTIONS    EMPLOYEES IN      PRICE     EXPIRATION   ----------------------------
                 NAME                    GRANTED (#)   FISCAL YEAR    ($/SH)(1)    DATE (2)         5%             10%
- ---------------------------------------  -----------  -------------  -----------  -----------  -------------  -------------
Stephen P. Munn                             100,000          34.0     $   24.63       2/9/03   $   1,551,690  $   3,916,170
Dennis J. Hall                               30,000          10.2         24.63       2/9/03         465,507      1,174,851
E. Douglas Kenna                                  0             0        --           --                   0              0
Scott C. Selbach                              4,000           1.4         24.63       2/9/03          62,068        156,647
John S. Barsanti                              4,000           1.4         24.63       2/9/03          62,068        156,647
All Optionees and Restricted Share
 Recipients as a Group (4)                                                                         4,896,653     12,358,219
All Shareholders as a Group (4)                                                                  237,090,412    598,371,039

- ------------------------------
(1) Adjusted for two-for-one stock split on June 1, 1993.
(2) Options are exercisable 33.3% on 2/10/93; 33.3% on 2/10/94 and the balance on 2/10/95 and thereafter, cumulatively, through the expiration date.
(3) Prior to applicable federal, state and other taxes.
(4) Under the Company's Executive Incentive Program, certain employees of the Company's operating divisions and subsidiaries who are not named in the Summary Compensation Table are eligible to receive stock options and shares of restricted stock of the Company. Separate rows are added to the table for recipients of all equity based Company compensation as a group and for all shareholders as a group to illustrate the potential stock price appreciation to all shareholders.

C.  AGGREGATED OPTION EXERCISES IN 1993 AND YEAR END VALUES

    The following table discloses information on stock option exercises in fiscal 1993 by the named executive officers and the value of each officers' unexercised stock options on December 31, 1993.

                                                                                             PRE-TAX(1) VALUE OF
                                                                                                 UNEXERCISED,
                                                                   NUMBER OF SECURITIES      IN-THE-MONEY OPTIONS
                                                                  UNDERLYING UNEXERCISED              AT
                                                                  OPTIONS AT FISCAL YEAR    FISCAL YEAR END (2)(3)
                                                                        END (#)(3)                   ($)
                        SHARES ACQUIRED ON   PRE-TAX (1) VALUE  --------------------------  ----------------------
          NAME             EXERCISE (#)          REALIZED       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
  --------------------  -------------------  -----------------  --------------------------  ----------------------
  Stephen P. Munn                    0                   0          126,666      83,334     $1,718,926  $ 813,674
  Dennis J. Hall                     0                   0           83,333      26,667      1,258,462    267,138
  E. Douglas Kenna                   0                   0           51,333       8,667        822,362    126,638
  Scott C. Selbach                   0                   0           16,000       4,000        242,597     41,764
  John S. Barsanti                   0                   0            8,000       4,000        112,037     41,764

- ------------------------------
(1) Prior to applicable federal, state and other taxes.
(2) Total value of options based on a fair market value of Company stock of $33.38 as of December 31, 1993.
(3) Adjusted for two-for-one stock split on June 1, 1993.

D.  PENSION PLAN TABLE

    The following table discloses estimated annual benefits payable upon retirement with respect to the retirement plans for employees of the Company and its subsidiaries.

                                      YEARS OF SERVICE
               ---------------------------------------------------------------
REMUNERATION    15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
- -------------  -----------  -----------  -----------  -----------  -----------
 $   150,000   $    31,810  $    42,410  $    53,010  $    63,620  $    74,220
     200,000        43,060       57,410       71,760       86,120      100,470
     250,000        54,310       72,410       90,510      108,620      126,720
     300,000        65,560       87,410      109,260      131,120      152,970
     350,000        76,810      102,410      128,010      153,620      179,220
     400,000        88,060      117,410      146,760      176,120      205,470
     450,000        99,310      132,410      165,510      198,620      231,720
     500,000       110,560      147,410      184,260      221,120      257,970
     550,000       121,810      162,410      203,010      243,620      284,220
     600,000       133,060      177,410      221,760      266,120      310,470
     650,000       144,310      192,410      240,510      288,620      336,720
     700,000       155,560      207,410      259,260      311,120      362,970
     750,000       166,810      222,410      278,010      333,620      389,220
     800,000       178,060      237,410      296,760      356,120      415,470
     850,000       189,310      252,410      315,510      378,620      441,720
     900,000       200,560      267,410      334,260      401,120      467,970
     950,000       211,810      282,410      353,010      423,620      494,220

    Compensation covered by the pension plan of the Company and its subsidiaries includes total cash remuneration in the form of salaries and bonuses (shown in the Annual Compensation columns of the Summary Compensation Table). Benefits are computed as a percentage of final average earnings, subject to reductions for Social Security amounts.

    As of December 31, 1993, the full years of credited service under the plans for each of the following individuals were as follows: Mr. Munn, 4 years; Mr. Hall, 3 years; Mr. Kenna, 3 years; Mr. Selbach, 3 years; and Mr. Barsanti, 2 years.

E.  COMPENSATORY ARRANGEMENTS AND RELATED TRANSACTIONS

    The Company has outstanding agreements with certain executive employees of the Company selected by the Board of Directors, which agreements provide that the individuals will not, in the event of the commencement of steps to effect a change of control, voluntarily leave the employ of the

Company until a third person has terminated his or its efforts to effect a Change of Control (defined generally as acquisition of 20% or more of the outstanding voting shares or a change in a majority of the Board of Directors) or until a Change of Control has occurred.

    In the event of a termination of the individual's employment within three years of a Change in Control, the executive is entitled to three years' compensation, including bonus, retirement benefits equal to the benefits he would have received had he completed three additional years of employment, continuation of all life, accident, health, savings, and other fringe benefits for three years, and relocation assistance.

    At any time prior to a Change of Control, the Board of Directors of the Company may amend, modify or terminate any such agreement. The Board of Directors may also, at any time, terminate an agreement with respect to any executive employee who is affiliated with any group seeking or accomplishing a Change of Control. Mr. Munn, Mr. Hall, Mr. Selbach and Mr. Barsanti are each a party to such an agreement.

F.  PERFORMANCE GRAPH

    The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 Composite Index and the Russell 2000 Index.

                           [PROXY PERFORMANCE GRAPH]

G.  REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The policies of the Compensation Committee of the Board of Directors of Carlisle Companies Incorporated are highly performance-related and are intended to motivate and reward individual performance that contributes to the attainment of the operational, financial and strategic goals set by management to build shareholder value.

    Executive officers of the Company receive an annual base salary and are eligible for grants of stock options and performance-based cash bonuses. The Committee evaluates subjective individual and objective Company performance criteria in determining the size of the various components of compensation. However, no pre-established compensation targets are set nor are any specific objective performance criteria or pre-established weights thereof assigned to any component to the exclusion of others.

    Base salaries are normally adjusted annually, based upon general industry changes in salary levels, individual and Company performance and levels of duties and responsibilities.

    Annual cash bonuses awarded to executive officers are based on a percentage of each officers' base salary. The percentage of base salary for each officer is determined each year by the Committee based on an unweighted subjective evaluation of individual performances as reported to the Committee by the Chief Executive Officer, an objective review of Company performance criteria and other factors as the Committee deems appropriate.

    Stock options are generally awarded annually under a provision of the Company's Executive Incentive Plan which gives the Committee discretion to award stock options to executive employees. Under proposed amendments to the stock option plan, stock options will generally be granted with an option price equal to the fair market value of the Company's stock on the date of grant. This assures that compensation attributable to the exercise of stock options is paid solely on account of the attainment of a specified performance goal, namely, appreciation in value of the Company's stock. This feature also functions to reward executive officers only to the extent that the Company's shareholders have benefitted from share appreciation. Additionally, in order to provide an objective formula for determining the maximum amount of compensation an executive officer may receive on the exercise of stock options, no participant may receive options to acquire more than one hundred thousand (100,000) option shares in any one fiscal year period. While the number of stock options awarded to any executive officer by the Committee is not determined by a pre-established plan formula, the Committee reviews individual and Company performance criteria and other factors it deems appropriate in awarding stock options.

    With respect to compensation earned by the executive officers of the Company in 1993 (including bonus compensation paid in 1994), the Committee reviewed and measured each executive's individual contributions to the progress made by the Company toward accomplishing its financial and strategic goals, including performance against the critical success factors outlined in last year's annual report. Of course, industry standards and global economic conditions also influenced executive compensation decisions by the Committee.

    Compensation paid to Mr. Stephen P. Munn, the Company's Chief Executive Officer, was assessed on both qualitative and quantitative performance based measures. While the Committee included in Mr. Munn's performance measurement a comparative review of Company financial figures and ratios, which it found favorable, principal among all criteria considered by the Committee in establishing Mr. Munn's compensation was the continued significant enhancement in shareholder value. For calendar year 1993, total return in shareholder value exceeded 45 percent as compared with returns of 10 to 19 percent in the other Performance Graph indices. Total market value of the Company's stock increased over $150 million in calendar year 1993. Dividends increased almost 6 percent, enabling the Company to pass on a portion of the Company's earnings to shareholders. Under Mr. Munn, the Company instituted a two-for-one stock split in June, a step intended to broaden the market for shares of the Company and reduce share price volatility through increased trading.

                                          CARLISLE COMPANIES INCORPORATED
                                          COMPENSATION COMMITTEE

                                          George L. Ohrstrom, CHAIRMAN
                                          Eriberto R. Scocimara
                                          David G. Thomas

             PROPOSED AMENDMENTS TO THE EXECUTIVE INCENTIVE PROGRAM

    (a) CURRENT PROGRAM. The Company maintains an Executive Incentive Program (the "Program") for executives and certain other employees of the Company and its divisions and subsidiaries. The Program, effective January 1, 1988, was approved by the shareholders on April 20, 1988. Subsequent to its adoption, the Compensation Committee and Board of Directors of the Company approved amendments to the Program. The amendments did not change the requirements as to eligibility for participation nor did they increase the number of securities which may be issued or materially modify the benefits accruing to participants.

    The Program contains a Cash Bonus and Restricted Stock Plan available only to certain employees of the Company's operating divisions and operating subsidiaries who are eligible to receive cash bonuses and/or shares of restricted stock. The Program also has a Stock Option Plan available to certain employees who are not eligible to receive cash or restricted stock awards under the Cash Bonus and Restricted Stock Plan.

    Selected employees in the corporate offices of the Company are eligible to participate in the Stock Option Plan under which each eligible employee is entitled to purchase a number of shares determined by reference to his or her position and compensation level. Stock options granted under this plan may be either non-qualified options or Incentive Stock Options ("ISOs") and may be exercised during the calendar year following completion of a five-year period commencing with the first day of the calendar year of the award. Payment of the option price upon exercise may be made solely in cash or may be made through the exchange of previously acquired common stock of the Company. The Compensation Committee also has discretion under the Stock Option Plan to select as discretionary participants other employees who are not eligible to receive the foregoing stock options, such discretionary participants to be eligible to receive stock option grants subject to terms designated by the Compensation Committee. The total number of shares of common stock of the Company authorized for issuance as option shares are four hundred thousand (400,000) shares. The Program provides for appropriate adjustment in the number of shares subject to options previously granted, whether exercisable or not, and in the exercise price per share, in the event of a capital reorganization or reclassification, stock dividend, split-up, combination, exchange, or other similar change in the shares of the common stock of the Company. In addition, the Program provides for the acceleration of the payment of certain awards in the event of certain major stock and non-stock transactions involving the Company. On December 31, 1993, the closing price of the Company's Common Stock on the New York Stock Exchange was $33.38 per share.

    In general, the tax consequences of stock options granted under the Stock Option Plan depends upon whether the options are non-qualified options or ISOs. With regard to non-qualified options, a participant will recognize ordinary income upon exercise of the option to the extent the fair market value of the common stock of the Company on the date of exercise exceeds the option price. The Company will be allowed a deduction equal to the amount of such ordinary income. By contrast, a participant will recognize no income upon the exercise of an ISO. In addition, if the common stock of the Company acquired through the exercise of the ISO is held for two years from the date of grant and one year from the date of exercise, the participant will recognize a long-term capital gain or loss on the disposition of the stock. If, however, the stock is disposed of before the end of the holding period, the participant will recognize ordinary income equal to the difference between the option price and the lesser of the fair market value on the date of exercise or the amount realized upon disposition of the stock, and the Company will be allowed a tax deduction equal to such amount. Any excess of the amount realized upon sale over the fair market value of the stock on the date of exercise will be taxed as a capital gain to the participant. If, upon exercise, a participant exchanges shares of previously acquired stock, he will generally recognize no gain or loss on the transaction, although the basis of the newly acquired shares of stock will be limited to the basis of the previously acquired stock used in the exchange plus any cash paid. Moreover, if the stock proffered in the exchange was previously acquired through the exercise of an ISO, then the participant must comply with the holding period applicable to that ISO or he will recognize ordinary income as described above. In certain cases, the acceleration of the payment of certain awards in the case of certain major stock and non-stock transactions involving the Company may result in the imposition of an excise tax on the participant and the nondeductibility of the award to the Company.

    The current Program contains no maximum limitation on the number of shares subject to option which may be awarded to any participant over any specified period. The Compensation Committee may determine the option price of a non-qualified stock option in its sole discretion so long as such price is not less than fifty percent (50%) of the fair market value of the common stock of the Company on the date of grant.

    Under the Stock Option Plan, as of December 31, 1993, the Company has granted the following persons options to purchase the number of shares (where necessary, as adjusted to reflect a two-for-one stock split on June 1, 1993) set forth next to their name: Mr. Munn, President & Chief Executive Officer, 230,000 shares; Mr. Kenna, Chairman of the Board, 60,000 shares; Mr. Hall, Executive Vice President, Treasurer & Chief Financial Officer, 110,000 shares; Mr.
Selbach, Vice President, Secretary & General Counsel, 20,000 shares; Mr. Barsanti, Vice President, Planning and Administration, 12,000 shares; all current executive officers as a group, 469,000 shares; and all employees (except current executive officers) as a group, 259,327 shares. The number of stock options which may be granted in the future under the Stock Option Plan to the above named persons is not determinable at this time.

    (b) PROPOSED AMENDMENTS. The Compensation Committee and Board of Directors of the Company have unanimously approved amendments (the "Amendments") to the Program's Stock Option Plan and recommend that the shareholders of the Company approve the Amendments. The proposed Amendments would (i) allow for continuation of the Stock Option Plan by providing additional shares of stock of the Company for issuance as option shares, and (ii) make certain other changes to the Program to allow the Company to deduct, for Federal tax purposes, the full amount of compensation paid with respect to stock options.

    The Compensation Committee and Board of Directors of the Company believe that continuation of the Stock Option Plan will serve a useful purpose in attracting, retaining and motivating key personnel of the Company and in enhancing their interests in the Company's continued success and that preservation of Company income tax deductions with respect to stock option compensation is in the best interests of the Company.

    Under the first Amendment, the aggregate number of shares of common stock of the Company that may be issued pursuant to the Stock Option Plan would be increased from four hundred thousand (400,000) shares to one million (1,000,000) shares, thereby providing an additional six hundred thousand (600,000) shares available for grant as option shares.

    The remaining Amendments would add provisions to the Program required to bring the Stock Option Plan into compliance with newly enacted Section 162(m) of the Internal Revenue Code of 1986, as amended, including the Treasury Regulations thereunder (applicable to the Company for years ending after January 1, 1994). The Company's compliance with the new tax law is required to preserve full deductibility by the Company of compensation paid to employees in the form of stock options. Under these Amendments, (i) the number of shares subject to any stock option granted to any eligible participant in any one fiscal year period may not exceed one hundred thousand (100,000), (ii) all stock options, except those specifically designated by the Compensation Committee as not satisfying the new tax law provisions, must be granted with an option price no less than one hundred percent (100%) of the fair market value of the Company's common stock on the date of grant, and (iii) no amendment may be made to the above Amendments without the approval of the shareholders of the Company.

    Other than as described in the proposed Amendments, no changes are proposed in the title or amount of securities underlying the stock options, the prices, expiration dates or other material conditions upon which the stock options may be exercised or in the consideration received by the Company for the granting of stock options. Other than as described above with respect to the full tax deductibility by the Company of compensation paid with respect to stock options, the Amendments will not alter the Federal income tax consequences to the Company or the recipients on the issuance or exercise of stock options.

    The full text of the proposed Amendments is attached to this Proxy Statement as Annex B.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE COMPANY'S EXECUTIVE INCENTIVE PROGRAM.

                             SELECTION OF AUDITORS

    KPMG Peat Marwick audited the accounts of the Company and its subsidiaries for the year ended December 31, 1993. On March 4, 1994, upon the recommendation and approval of the Audit Committee, the Company appointed the accounting firm of Arthur Andersen & Co. as independent accountants for fiscal year 1994 to replace KPMG Peat Marwick effective with such appointment. One or more representatives of both KPMG Peat Marwick and Arthur Andersen & Co. are expected to be present at the meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance.

    During the two most recent fiscal years and interim period subsequent to December 31, 1993, there have been no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

    KPMG Peat Marwick's report on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                     SHAREHOLDER PROPOSALS FOR PRESENTATION
                           AT THE 1995 ANNUAL MEETING

    If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 1995 Annual Meeting, the proposal must be sent by Certified Mail -- Return Receipt Requested and must be received at the executive offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258, Attn: Secretary, no later than November 10, 1994. All proposals must conform to the rules and regulations of the Securities and Exchange Commission.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

    To assure that your shares will be represented at the meeting, please complete, sign, and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

    Any shareholder, without affecting any vote previously taken, may revoke a proxy by a later-dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258 Attention: Secretary) or in open meeting.

    The number of votes that each shareholder will be entitled to cast at the meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition with respect to each of such holder's shares.

    Shareholders whose shares of common stock are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the shares they own as of February 23, 1994 were beneficially owned before February 23, 1990, entitling such shareholder to five votes per share, and how many were acquired after February 22, 1990, entitling such shareholder to one vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all shares was effected after February 22, 1990, and the shareholder will be entitled to one vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his shares at the Annual Meeting.

    Proxy cards are being furnished to shareholders of record on February 23, 1994 whose shares of Common Stock on the records of the Company show the following:

        (i) that such shareholder had beneficial ownership of such shares before February 23, 1990, and there has been no change since that date, thus entitling such shareholder to five votes for each share; or

        (ii) that beneficial ownership of such shares was effected after February 22, 1990, thus entitling such shareholder to one vote for each share; or

       (iii) that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five votes for some shares and one vote for other shares.

    Printed on the proxy card for each individual shareholder of record is the number of shares of Common Stock for which he is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

    Shareholders of record are urged to review the number of shares shown on their proxy cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose such notice along with his proxy card in the postage-paid, return envelope, or mail such notice directly to the Company at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired by him. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

    In certain cases record ownership may change but beneficial ownership for voting purposes does not change. The Restated Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock. Shareholders should consult the pertinent provision of the Restated Certificate of Incorporation attached as Annex A for those exceptions.

    By resolution duly adopted by the Board of Directors of the Company pursuant to subparagraph B(v) of Article Fourth of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled.

        (i) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five votes or one vote.

        (ii) In the event the Executive Vice President and Treasurer of the Company, in his sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during the four-year period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

       (iii) Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

                               VOTING PROCEDURES

    The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the meeting. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote. A majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the approval of the amendments to the Company's Executive Incentive Program (the "Amendments").

    Election of Directors shall be by ballot whenever requested by a majority of the persons entitled to vote and present at the meeting, but unless so requested, may be held in any way approved at the meeting. The method for counting votes for the approval of the Amendments is defined by Delaware Corporation Law. Abstentions with respect to the proposed Amendments are considered part of the quorum, but do not count either "for" or "against" the proposal.

    All proxies will be voted, if no contrary instruction is indicated on the proxy, for the election of Directors of the persons nominated by the Board of Directors of the Company and for the approval of the proposed Amendments.

    All shares of Company stock in the Company's Employee Incentive Savings Plan that have been allocated to the participants' accounts for which the Trustee receives voting instructions will be voted in accordance with those instructions. All Company stock that has been allocated to the participants' accounts for which the Trustee has not received voting instructions, and any shares which have not been allocated to participants' accounts, will be voted by the Trustee in the same proportion as the shares for which the Trustee has received voting instructions from participants.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented to the meeting. Should any further business come before the meeting or any adjourned meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

                                          By order of the Board of Directors

                                          Scott C. Selbach,
                                          SECRETARY

Dated: March 9, 1994

                                    ANNEX A
          SUBPARAGRAPH B OF ARTICLE FOURTH OF THE RESTATED CERTIFICATE
              OF INCORPORATION OF CARLISLE COMPANIES INCORPORATED

    (I) EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION: EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

   (II) A CHANGE IN BENEFICIAL OWNERSHIP OF ANY OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE
FOLLOWING:

        (A) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK.

        (B) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (C) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (D) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

   (III) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (II) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK.

        (A) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON.

        (B) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION
    (V) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES
    (II) (A) THROUGH (II) (D), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE MAY 30, 1986 FOR ANY PERIOD ENDING ON OR BEFORE MAY 30, 1990), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD.

        (C) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN.

        (D) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

   (IV)  NOTWITHSTANDING  ANY  OTHER PROVISION  IN  THIS SUBPARAGRAPH  B  TO THE
CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

        (A) ANY EVENT THAT OCCURRED PRIOR TO MAY 30, 1986 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL, AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON MAY 30, 1986 AND TO WHICH ANY HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER MAY 30, 1986 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (IV) (F) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE.

        (B) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISION OF THIS ARTICLE FOURTH.

        (C) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT.

        (D) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS.

        (E) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER.

        (F) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER.

        (G) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED.

        (H) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND ANY PERSON (AS DEFINED IN ARTICLE SEVENTH) CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR.

        (I) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON).

        (J) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO MAY 30, 1986.

        (K) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST
    INSTRUMENT: PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

    (V) FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGE IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATION SHALL BE ESTABLISHED AND MAY BE AMENDED FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

   (VI) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

  (VII) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

                                    ANNEX B
                       PROPOSED AMENDMENTS TO ARTICLE II
                          SECTIONS 3.01, 3.03 AND 4.01
                                      AND
                       PROPOSED AMENDMENTS TO ARTICLE III
                             SECTIONS 1.03 AND 2.01
                                       OF
                        CARLISLE COMPANIES INCORPORATED
                          EXECUTIVE INCENTIVE PROGRAM
                      (ADDED PROVISIONS DOUBLE UNDERLINED)

                                   ARTICLE II
                     CORPORATE PERSONNEL: STOCK OPTION PLAN

SECTION 3.01.  NUMBER OF SHARES SUBJECT TO OPTION.

    Annually, each Special Participant will be awarded an option to purchase a number of shares of the Common Stock of the Company equal to his Long-Term Bonus Base (as defined in the Program prior to the effective date of the amendments hereto) divided by the Market Value on the Effective Date of Grant (as defined in Section 3.02 hereof), or,

            Number of Shares
                                   =       Long-Term Bonus Base
           Subject to Option

                                       Market Value of Common Stock

For this purpose, Market Value shall be as defined in Article III, Section 5.02 hereof and Long Term Bonus Base shall be as defined in Article I. Section 4 hereof, prior to the effective dates of the amendments hereto, except that the Position Factor for Corporate Office employees shall, subject to modification in the absolute discretion of the Compensation Committee, be as follows: for Top Corporate Officers the Position Factor shall be .40, except that the Position Factor for the Top Corporate Officer who holds the position of Chief Executive Officer shall be .50; for the Staff Managers the Position Factor shall be .30; and for the Corporate Middle Management Personnel the Position Factor shall be .15. The Compensation Committee will determine the number of shares subject to any Stock Option granted to any Discretionary Participant. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS STOCK OPTION PLAN, THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY SUBJECT TO ANY STOCK OPTION GRANTED TO ANY SPECIAL PARTICIPANT OR DISCRETIONARY PARTICIPANT IN ANY ONE FISCAL YEAR PERIOD SHALL NOT EXCEED ONE HUNDRED THOUSAND (100,000) SHARES.

SECTION 3.03.  NUMBER OF SHARES AUTHORIZED.

    The aggregate number of shares of Common Stock that may be issued pursuant to this Stock Option Plan shall not exceed ONE MILLION (1,000,000) SHARES. Upon lapse or termination of any Stock Option unexercised, the Common Stock that was subject to such Stock Option may again be subject to other Stock Options.

SECTION 4.01.  OPTION PRICE.

    The "Option Price" means the purchase price per share of Common Stock subject to the Stock Option. The Option Price will normally equal one hundred percent (100%) of the Market Value of the Common Stock on the Effective Date of Grant, but may be modified in the absolute discretion of the Compensation Committee, such discretion being subject, however, to the following limitations:
(a) in the case of Incentive Stock Options AND NON-QUALIFIED STOCK OPTIONS NOT DESCRIBED IN (B) BELOW, the Option Price shall not be less than one hundred percent (100%) of the Market Value of the Common Stock on the Effective Date of Grant; and (b) in the case of Non-Qualified Stock Options SPECIFICALLY

DESIGNATED BY THE COMPENSATION COMMITTEE AS NOT SATISFYING THE QUALIFIED PERFORMANCE-BASED COMPENSATION REQUIREMENTS OF SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, the Option Price shall not be less than fifty percent (50%) of the Market Value of the Common Stock on the Effective Date of Grant.

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

SECTION 1.03.  LIMITS OF AUTHORITY.

    Without the approval of the stockholders, the Compensation Committee shall not do any of the following:

        (a) increase the number of shares of Common Stock subject to the Program or either of the Plans OR INCREASE THE MAXIMUM NUMBER OF OPTION SHARES AVAILABLE TO ANY SPECIAL PARTICIPANT OR DISCRETIONARY PARTICIPANT IN ANY ONE FISCAL YEAR PERIOD (except under the anti-dilution provisions of
    Section 5.04 of this Article III);

        (b) decrease the price at which Stock Options may be exercised (except under such anti-dilution provisions);

        (c) render eligible for membership on the Compensation Committee as of any given date any person who is at such date, or at any time within one (1) year prior thereto has been eligible for selection as a Participant in any Plan, or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates; or

        (d) change the class of employees eligible to participate in the Program.

SECTION 2.01.  GENERAL.

    Except as provided in Section 2.02 hereof, this Program shall be effective on January 1, 1988 if approved and adopted by a majority of the voting power of the Company within twelve (12) months after such date, and, if not so approved and adopted, shall be of no force and effect.

    The amendments to the Program adopted by the Compensation Committee on May 2, 1991 and reflected herein shall become effective on January 1, 1992. THE AMENDMENTS TO THE PROGRAM ADOPTED BY THE COMPENSATION COMMITTEE ON FEBRUARY 2, 1994, AND REFLECTED HEREIN SHALL BECOME EFFECTIVE ON FEBRUARY 2, 1994, IF APPROVED AND ADOPTED BY A MAJORITY OF THE VOTING POWER OF THE COMPANY PRESENT IN PERSON OR BY PROXY AT THE 1994 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY, AND, IF NOT SO APPROVED AND ADOPTED, SHALL BE OF NO FORCE AND EFFECT.

PROXY                                                                      PROXY
                         CARLISLE COMPANIES INCORPORATED

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 20, 1994

Stephen P. Munn and Dennis J. Hall, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 250 South Clinton Street, Suite 201, Syracuse, New York, at 12:00 Noon on Wednesday, April 20, 1994, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                                        / /  Check here for address change.
                                             New Address: ______________________
                                             ___________________________________
                                             ___________________________________

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named and FOR the proposed amendments to the Company's Executive Incentive Program.

1.   Election of Directors -                                          FOR ALL
     Nominees: Magalen O. Bryant,            FOR       WITHHELD       (Except Nominee(s) below) _________________________________
     Paul J. Choquette, Jr.,
     Stephen P. Munn, George L. Ohrstrom     / /         / /            / /

2.   To amend the Company's Executive        FOR       AGAINST        ABSTAIN
     Incentive Program.                      / /         / /            / /

                                                Please sign exactly as your name
                                                appears. If acting as attorney,
                                                executor, trustee, or in
                                                representative capacity, sign
                                                name and indicate title.

                                          Dated: _________________________, 1994


                                          Signature(s) _________________________

                                          ______________________________________
                                          Please vote, sign, date and return
                                          this proxy card promptly using the
                                          enclosed envelope.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /x/

PROXY                                                                      PROXY
                         CARLISLE COMPANIES INCORPORATED

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 20, 1994

Stephen P. Munn and Dennis J. Hall, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 250 South Clinton Street, Suite 201, Syracuse, New York, at 12:00 Noon on Wednesday, April 20, 1994, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                                        / /  Check here for address change.
                                             New Address: ______________________
                                             ___________________________________
                                             ___________________________________

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named and FOR the proposed amendments to the Company's Executive Incentive Program.

1.   Election of Directors -                                          FOR ALL
     Nominees: Magalen O. Bryant,            FOR       WITHHELD       (Except Nominee(s) below) _________________________________
     Paul J. Choquette, Jr.,
     Stephen P. Munn, George L. Ohrstrom     / /         / /            / /

2.   To amend the Company's Executive        FOR       AGAINST        ABSTAIN
     Incentive Program.                      / /         / /            / /

                                                   VOTING CONFIRMATION

                                          Please provide the number of shares
                                          beneficially owned for each category
                                          as of February 23, 1994.

                                          _______ shares beneficially owned
                                          BEFORE February 23, 1990 entitled to
                                          five votes each.

                                          _______ shares beneficially owned
                                          AFTER February 22, 1990 entitled to
                                          one vote each.

                                          If no confirmation is provided, all
                                          shares will be entitled to one vote
                                          each.

                                                Please sign exactly as your name
                                                appears. If acting as attorney,
                                                executor, trustee, or in
                                                representative capacity, sign
                                                name and indicate title.

                                          Dated: _________________________, 1994


                                          Signature(s) _________________________

                                          ______________________________________
                                          Please vote, sign, date and return
                                          this proxy card promptly using the
                                          enclosed envelope.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /x/

    UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW AND FOR THE PROPOSED AMENDMENTS TO THE COMPANY'S EXECUTIVE INCENTIVE PROGRAM.

                        CARLISLE COMPANIES INCORPORATED

             THIS PROXY FOR THE 1994 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    At the Annual Meeting of Shareholders of Carlisle Companies Incorporated to be held on April 20, 1994, at 12 noon at the offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York and all adjournments thereof. Stephen P. Munn and Dennis J. Hall, and each of them, are authorized to represent me and vote my shares on the following and in their discretion upon any other business that may properly come before the meeting:

ITEM

    1.   The election of four (4) Directors. The nominees are:

         Magalen O. Bryant, Paul J. Choquette, Jr., Stephen P. Munn and George
         L. Ohrstrom

    2.   To amend the Company's Executive Incentive Program.

(INSTRUCTION: IN  THE  TABLE  BELOW INDICATE  THE  NUMBER OF  SHARES  VOTED FOR,
              AGAINST OR ABSTAIN AS TO EACH NOMINEE FOR DIRECTOR AND THE PROPOSED AMENDMENTS TO THE COMPANY'S EXECUTIVE INCENTIVE PROGRAM)

                                                           SHARES BENEFICIALLY OWNED BEFORE FEBRUARY 23,
                                                                   1990 (POST NUMBER OF SHARES,
                                                                       NOT NUMBER OF VOTES)
                                                           ---------------------------------------------
                                                                FOR           AGAINST         ABSTAIN
                                                           -------------   -------------   -------------
 1.   Directors
      Magalen O. Bryant.................................
                                                             ---------       ---------       ---------
      Paul J. Choquette, Jr.............................
                                                             ---------       ---------       ---------
      Stephen P. Munn...................................
                                                             ---------       ---------       ---------
      George L. Ohrstrom................................
                                                             ---------       ---------       ---------
 2.   Amendments to the Executive Incentive Program.....
                                                             ---------       ---------       ---------

                                                              SHARES BENEFICIALLY OWNED AND ACQUIRED
                                                              AFTER FEBRUARY 22, 1990 (POST NUMBER OF
                                                                              SHARES,
                                                                       NOT NUMBER OF VOTES)
                                                           ---------------------------------------------
                                                                FOR           AGAINST         ABSTAIN
                                                           -------------   -------------   -------------
 1.   Directors
      Magalen O. Bryant.................................
                                                             ---------       ---------       ---------
      Paul J. Choquette, Jr.............................
                                                             ---------       ---------       ---------
      Stephen P. Munn...................................
                                                             ---------       ---------       ---------
      George L. Ohrstrom................................
                                                             ---------       ---------       ---------
 2.   Amendments to the Executive Incentive Program.....
                                                             ---------       ---------       ---------
                                                                    POST ONLY RECORD POSITION:
                                                                       DO NOT TABULATE VOTES
                                                           DATED ______________________________, 1994
                                                           __________________________________________
                                                           __________________________________________
                                                           SIGNATURE OF SHAREHOLDER
                                                           PLEASE  SIGN YOUR NAME AS  IT APPEARS ON THIS
                                                           PROXY. IN CASE OF MULTIPLE OR JOINT OWNERSHIP
                                                           ALL SHOULD  SIGN. WHEN  SIGNING AS  ATTORNEY,
                                                           EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                    "ADDRESS LABEL"                        GIVE FULL TITLE AS SUCH.

                                                  AS AMENDED FEBRUARY 2, 1994
                                                  (CERTAIN AMENDMENTS SUBJECT
                                                  TO SHAREHOLDER APPROVAL ON
                                                  APRIL 20, 1994)











                         CARLISLE COMPANIES INCORPORATED


                           EXECUTIVE INCENTIVE PROGRAM


            (AMENDING THE 1988 EXECUTIVE LONG-TERM INCENTIVE PROGRAM)

                         CARLISLE COMPANIES INCORPORATED
                           EXECUTIVE INCENTIVE PROGRAM

                                TABLE OF CONTENTS



OVERVIEW/PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     ARTICLE I DIVISION AND SUBSIDIARY PERSONNEL: CASH BONUS AND
               RESTRICTED STOCK PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

          Section 1.  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

          Section 2.  Plan Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

          Section 3.  Nature of Compensation under Cash Bonus and Restricted Stock Plan. . . . .   1

          Section 4.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                    Section 4.01.  Cash Performance Bonus Payment. . . . . . . . . . . . . . . .   2
                    Section 4.02.  Restricted Share Grant. . . . . . . . . . . . . . . . . . . .   2
                    Section 4.03.  President's Restricted Share Grant. . . . . . . . . . . . . .   2
                    Section 4.04.  Base Compensation . . . . . . . . . . . . . . . . . . . . . .   2
                    Section 4.05.  Position Factor . . . . . . . . . . . . . . . . . . . . . . .   2
                    Section 4.06.  Individual Performance Factor . . . . . . . . . . . . . . . .   3
                    Section 4.07.  Division or Subsidiary Performance Factor . . . . . . . . . .   3
                    Section 4.08.  Carlisle Performance Factor . . . . . . . . . . . . . . . . .   3
                    Section 4.09.  Strategic Achievement Percentage. . . . . . . . . . . . . . .   3

          Section 5.  Cash Performance Bonus Payment . . . . . . . . . . . . . . . . . . . . . .   4

          Section 6.  Restricted Share Grant and President's Restricted Share Grant. . . . . . .   4
                    Section 6.01.  Issuance of Shares. . . . . . . . . . . . . . . . . . . . . .   4
                              (a)  Number of Shares Awarded  . . . . . . . . . . . . . . . . . .   4
                              (b)  Procedure . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                              (c)  Number of Shares Authorized . . . . . . . . . . . . . . . . .   5
                    Section 6.02.  Restrictions. . . . . . . . . . . . . . . . . . . . . . . . .   5
                              (a)  Minimum Performance Factors . . . . . . . . . . . . . . . . .   5
                              (b)  Restricted Period; Release of Restrictions. . . . . . . . . .   6
                              (c)  Status of Restricted Shares during Restricted Period. . . . .   6
                              (d)  Termination of Employment during Restricted Period. . . . . .   6

          Section 7.  Effect of Transfer, Promotion, Demotion, Termination of Employment, and
                      Commencement of Employment during Plan Period. . . . . . . . . . . . . . .   7
                    Section 7.01.  Effect of Transfer, Promotion, Demotion,
                    Termination of Employment, and Commencement of Employment
                    during Plan Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

     ARTICLE II     CORPORATE PERSONNEL: STOCK OPTION PLAN . . . . . . . . . . . . . . . . . . .   7

          Section 1.  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
          Section 2.  Nature of Stock Options under Stock Option Plan. . . . . . . . . . . . . .   7
          Section 3.  Grant of Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                    Section 3.01.  Number of Shares Subject to Option. . . . . . . . . . . . . .   8
                    Section 3.02.  Procedure . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                    Section 3.03.  Number of Shares Authorized . . . . . . . . . . . . . . . . .   9


          Section 4.  Terms of Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                    Section 4.01.  Option Price. . . . . . . . . . . . . . . . . . . . . . . . .   9
                    Section 4.02.  Period within which Stock Option may be Exercised . . . . . .   9
                    Section 4.03.  Termination of Employment . . . . . . . . . . . . . . . . . .   9
                              (a)  Termination prior to Commencement of Exercise Period. . . . .   9
                              (b)  Termination during Exercise Period. . . . . . . . . . . . . .  10
                    Section 4.04.  Non-Transferability . . . . . . . . . . . . . . . . . . . . .  10

          Section 5.  Special Rules relating to Incentive Stock Options. . . . . . . . . . . . .  10

          Section 6.  Exercise of Stock Options. . . . . . . . . . . . . . . . . . . . . . . . .  11
                    Section 6.01.  Notice of Exercise. . . . . . . . . . . . . . . . . . . . . .  11
                    Section 6.02.  Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                    Section 6.03.  Issuance of Certificates. . . . . . . . . . . . . . . . . . .  11

     ARTICLE III    MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  12

          Section 1.  Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                    Section 1.01.  Compensation Committee. . . . . . . . . . . . . . . . . . . .  12
                    Section 1.02.  Authority . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                    Section 1.03.  Limits of Authority . . . . . . . . . . . . . . . . . . . . .  12
                    Section 1.04.  Liability . . . . . . . . . . . . . . . . . . . . . . . . . .  13

          Section 2.  Effective Dates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                    Section 2.01.  General . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                    Section 2.02.  Phase-In  -  Pre-Amendment Program. . . . . . . . . . . . . .  13
                              (a)  Two-Year Phase-in of Cash Bonus and Restricted Stock Plan . .  13
                              (b)  Amount of Reduction . . . . . . . . . . . . . . . . . . . . .  13
                              (c)  Allocation. . . . . . . . . . . . . . . . . . . . . . . . . .  14
                    Section 2.03.  Phase-In  -  Post-Amendment Program . . . . . . . . . . . . .  14
                              (a)  Phase-in of Cash Bonus and Restricted Stock Plan. . . . . . .  14
                              (b)  Allocation. . . . . . . . . . . . . . . . . . . . . . . . . .  14

          Section 3.  Limitations on Rights of Participants. . . . . . . . . . . . . . . . . . .  14
                    Section 3.01.  Absence of Claim of Right . . . . . . . . . . . . . . . . . .  14
                    Section 3.02.  Effect on Employment Status . . . . . . . . . . . . . . . . .  14
                    Section 3.03.  Forfeiture of Rights: "Grounds for Forfeiture." . . . . . . .  15

          Section 4.  Obligations Imposed Upon Regular Participants. . . . . . . . . . . . . . .  15
                    Section 4.01.  Implied Consent of Regular Participants . . . . . . . . . . .  15
                    Section 4.02.  Tax Withholding . . . . . . . . . . . . . . . . . . . . . . .  15

          Section 5.  Definitions and Provisions relating to Company Stock . . . . . . . . . . .  15
                    Section 5.01.  Common Stock. . . . . . . . . . . . . . . . . . . . . . . . .  15
                    Section 5.02.  Market Value. . . . . . . . . . . . . . . . . . . . . . . . .  15
                    Section 5.03.  Compliance with Laws. . . . . . . . . . . . . . . . . . . . .  15
                    Section 5.04.  Adjustment of Shares. . . . . . . . . . . . . . . . . . . . .  16

          Section 6.  Change in Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                    Section 6.01.  Stock Purchase. . . . . . . . . . . . . . . . . . . . . . . .  16
                    Section 6.02.  Business Combination. . . . . . . . . . . . . . . . . . . . .  17
                    Section 6.03.  Exception . . . . . . . . . . . . . . . . . . . . . . . . . .  17

          Section 7.  Program Unfunded . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17


EXHIBIT A ACKNOWLEDGEMENT OF ACCEPTANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

EXHIBIT B RESTRICTED SHARE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

EXHIBIT C NON-QUALIFIED STOCK OPTION AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .  22

EXHIBIT D INCENTIVE STOCK OPTION AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                         CARLISLE COMPANIES INCORPORATED
                           EXECUTIVE INCENTIVE PROGRAM

                                OVERVIEW/PURPOSE


     This Executive Incentive Program (the "Program") amends the 1988 Executive Long-Term Incentive Program and provides supplementary and incentive compensation to certain key executive employees of Carlisle Companies Incorporated (the "Company") and its divisions and subsidiaries (the Company and its divisions and subsidiaries referred to collectively herein as "Carlisle") in order to attract able personnel to employment with Carlisle, to induce such personnel to remain with Carlisle and to become stockholders therein, and, ultimately, to increase Carlisle's long-term growth and profitability, Carlisle proposes to accomplish this by rewarding its employees with cash bonuses and/or restricted stock grants in some cases and with non-qualified and/or incentive stock options in other cases. Specifically, as set forth more fully in Article I, key executive employees of Carlisle's operating divisions and subsidiaries will, pursuant to Carlisle's Cash Bonus and Restricted Stock Plan, be rewarded with cash bonuses and/or restricted stock grants. As set forth more fully in
Article II, key corporate office executive employees of Carlisle will, pursuant to Carlisle's Stock Option Plan, be rewarded with grants of non-qualified or incentive stock options. Article III contains provisions common to both the Cash Bonus and Restricted Stock Plan of Article I and the Stock Option Plan of
Article II.


                                    ARTICLE I
                DIVISION AND SUBSIDIARY PERSONNEL: CASH BONUS AND
                              RESTRICTED STOCK PLAN


SECTION 1.  ELIGIBILITY.

     Eligibility for the "Cash Bonus and Restricted Stock Plan" that is the subject of this Article I shall extend to certain key employees of the operating divisions ("Divisions") and operating subsidiaries ("Subsidiaries") of Carlisle (the "Regular Participants") who are in positions to influence the growth and earnings of their particular Division or Subsidiary. Although the final determination of eligibility for participation will be made by the Compensation Committee in its absolute discretion, Regular Participants for a particular Division or Subsidiary will normally include the president of that Division or Subsidiary ("Division or Subsidiary President"); other top management personnel who report directly to the Division or Subsidiary President, including, typically, personnel in positions such as the heads of marketing, finance, manufacturing, sales, and engineering ("Other Division or Subsidiary Top Management Personnel"); and certain selected middle management personnel of such Division or Subsidiary ("Division or Subsidiary Middle Management Personnel") ("Division or Subsidiary President" and "Other Division or Subsidiary Top Management Personnel "sometimes referred to as "Restricted Share Recipients."). The Compensation Committee will determine the number of Division or Subsidiary Middle Management Personnel from each Division or Subsidiary eligible for participation in the Cash Bonus and Restricted Stock Plan. For each Cash Bonus and Restricted Stock Plan in which he is selected as a Regular Participant, the Regular Participant will execute and return to Carlisle a written acknowledgement of his acceptance in the form attached hereto as Exhibit A.

SECTION 2.  PLAN PERIOD.

     A new Cash Bonus and Restricted Stock Plan will commence January 1, 1992 and each January 1 thereafter and will extend for one (1) calendar year ("Plan Period"), unless terminated earlier pursuant to the provisions hereof.

SECTION 3.  NATURE OF COMPENSATION UNDER CASH BONUS AND RESTRICTED STOCK PLAN.

     Compensation of a Regular Participant under the Cash Bonus and Restricted Stock Plan will consist of a cash payment ("Cash Performance Bonus Payment"). Division or Subsidiary Presidents and Other Division or Subsidiary Top Management Personnel shall also be eligible for a restricted share grant ("Restricted Share Grant"). Division or Subsidiary Presidents shall be eligible for an additional restricted stock grant ("President's Restricted Share Grant").

SECTION 4.  DEFINITIONS.

     SECTION 4.01.  CASH PERFORMANCE BONUS PAYMENT.

          The "Cash Performance Bonus Payment" for each Regular Participant for each Plan Period will, subject to the minimum performance factors set forth in Section 6.02(a) hereof, equal the product of (i) his Base Compensation (as defined in Section 4.04 hereof) (ii) his Position Factor (as defined in
     Section 4.05 hereof); (iii) his Individual Performance Factor (as defined in Section 4.06 hereof); and the Division or Subsidiary Performance Factor of the Division or Subsidiary for which he works (as defined in Section
     4.07 hereof).

     SECTION 4.02.  RESTRICTED SHARE GRANT.

          The "Restricted Share Grant" for each Division or Subsidiary President or other Division or Subsidiary Top Management Personnel for each Plan Period will, subject to the minimum performance factors set forth in
     Section 6.02(a) hereof, equal the number of shares of Common Stock of the Company determined by dividing the product of (i) his Base Compensation (as defined in Section 4.04 hereof); (ii) his Position Factor (as defined in
     Section 4.05 hereof) divided by three (3); (iii) his Individual Performance Factor (as defined in Section 4.06 hereof); and the Carlisle Performance Factor (as defined in Section 4.08 hereof) by the Market Value of the Common Stock (as defined in Article III, Section 5.02 hereof) on the last day of the Plan Period. The Restricted Shares shall be issued without payment of any consideration, but such Restricted Shares shall be subject to the restrictions set forth in Section 6 hereof.

     SECTION 4.03.  PRESIDENT'S RESTRICTED SHARE GRANT.

          The "President's Restricted Share Grant" for each Division or Subsidiary President for each Plan Period will equal the number of shares of Common Stock of the Company determined by dividing the product of (i) his Base Compensation (as defined in Section 4.04 hereof); (ii) his Strategic Achievement Percentage (as defined in Section 4.09 hereof); and
     (iii) 5% by the Market Value of the Common Stock (as defined in Article III, Section 5.02 hereof) on the last day of the Plan Period. The Restricted Shares shall be issued without payment of any consideration, but such Restricted Shares shall be subject to the restrictions set forth in
     Section 6 hereof.

     SECTION 4.04.  BASE COMPENSATION.

          The "Base Compensation" for a Regular Participant for each Plan Period is an amount equal to the salary earned by him in the normal course of business for the Plan Period regardless of whether payment is made currently or deferred. Such Base Compensation shall be strictly limited to the foregoing item of compensation and shall exclude all other items and benefits such as any Cash Performance Bonus Payment made pursuant to this Program or any other cash bonus awarded pursuant to any other long-term incentive program or plan of Carlisle.

     SECTION 4.05.  POSITION FACTOR.

          The "Position Factor" is a decimal factor assigned to each Regular Participant's position of responsibility within his particular Division or Subsidiary. In general, and subject to the absolute discretion of the Compensation Committee and the modifications contained in Section 7 hereof, the Position Factor for a Division or Subsidiary President shall be .40 (Level I), for Other Division or Subsidiary Top Management Personnel shall be .25 (Level II), and for Division or Subsidiary Middle Management Personnel shall be .15 (Level
     III).

     SECTION 4.06.  INDIVIDUAL PERFORMANCE FACTOR.

          The "Individual Performance Factor" of a Regular Participant for each Plan Period shall be a decimal factor assigned to each Regular Participant of from .70 to 1.30. Before the commencement of a Plan Period, each Regular Participant with the approval of his supervisor shall develop a set of individual objectives comprised of approximately 60% financial objectives and 40% strategic goals. Near the end of the current Plan Period, the objectives shall be reviewed and approved by the immediate supervisor of the Regular Participant and a decimal factor shall be assigned to the Regular Participant by his immediate supervisor based on the Regular Participant's level of achievement of the financial objectives and strategic goals set forth at the beginning of the Plan Period, and this decimal factor shall constitute the "Individual Performance Factor." If the decimal factor assigned to the Regular Participant is less than .70, the Individual Performance Factor shall be zero.

     SECTION 4.07.  DIVISION OR SUBSIDIARY PERFORMANCE FACTOR.

          The "Division or Subsidiary Performance Factor" for each Plan Period shall be a decimal factor assigned to the Division or Subsidiary for which the Regular Participant works of from .70 to 1.30. Concurrent with the establishment of the individual objectives in Section 4.06, the Division or Subsidiary President and his immediate supervisor shall develop a set of Division or Subsidiary objectives comprised of approximately 60% financial objectives and 40% strategic goals.

          A decimal factor shall be assigned to the Division or Subsidiary by the immediate supervisor of the Division or Subsidiary President based on the Division's or Subsidiary's level of achievement of the financial objectives and strategic goals set forth at the beginning of the Plan Period, and this decimal factor shall constitute the "Division or Subsidiary Performance Factor." If the decimal factor assigned to the Division or Subsidiary is less than .70, the Division or Subsidiary Performance Factor shall be zero.

     SECTION 4.08.  CARLISLE PERFORMANCE FACTOR.

          The "Carlisle Performance Factor" for each Plan Period shall be calculated in one of the following two ways:

                            current year net earnings
                   -------------------------------------------
            prior year net earnings + current year plan DIVIDED BY 2

     or, in the discretion of the Compensation Committee:

                            current year net earnings
                   -------------------------------------------
                                current year plan

     SECTION 4.09.  STRATEGIC ACHIEVEMENT PERCENTAGE.

          Before the commencement of a Plan Period, each Division or Subsidiary President and his immediate supervisor shall develop a set of objectives for the applicable Division or Subsidiary comprised of at least three (3) of the most critical strategic success factors specific to the applicable Division or Subsidiary, including quantifiable non-financial goals. Near the end of the current Plan Period, the objectives shall be reviewed by the Division or Subsidiary President and his immediate supervisor and the percentage (which may be greater than 100% but not in excess of 130%) of the objectives achieved by the end of the current Plan Period shall be established by the immediate supervisor, and this percentage shall constitute the "Strategic Achievement Percentage."



SECTION 5.  CASH PERFORMANCE BONUS PAYMENT.

     At the end of the Plan Period, each Regular Participant shall be entitled to receive (subject to the modifications contained in Section 7 hereof) a Cash Performance Bonus Payment as calculated in Section 4.01. Payment shall be made prior to the end of the Company's fiscal second quarter following the end of the relevant Plan Period.

SECTION 6.  RESTRICTED SHARE GRANT AND PRESIDENT'S RESTRICTED SHARE GRANT.

     SECTION 6.01.  ISSUANCE OF SHARES.

     (a)  NUMBER OF SHARES AWARDED.

               At the end of the Plan Period, each Division or Subsidiary President and other Subsidiary Top Management Personnel shall be entitled to receive (subject to the modifications contained in Section 7 hereof) the number of shares of Common Stock (as defined in Article III, Section 5 hereof) ("Restricted Shares") as calculated in Section
          4.02. In addition, each Division or Subsidiary President shall be entitled to receive (subject to the modifications contained in Section 7 hereof) the number of Restricted Shares as calculated in Section 4.03.

     (b)  PROCEDURE.

               On or before the end of the Company's fiscal second quarter following the end of the relevant Plan Period, the Company shall notify in writing each Restricted Share Recipient to whom an award of Restricted Shares has been made of the number of shares that he shall be entitled to receive and any other terms, conditions, and
          restrictions relating thereto.   The Restricted Share Recipient shall
          have ten (10) days from the date of such notification to accept the Restricted Shares subject to the terms, conditions and restrictions relating thereto, which he may do by executing a Restricted Share Agreement in a form designated by the Compensation Committee similar to the one attached hereto as Exhibit B. Upon compliance with the provisions of this subsection, share certificates representing the Restricted Shares shall be issued in the name of the Restricted Share Recipient to be held in escrow pursuant to Section 6.02 hereof, which certificates shall bear the following legend reflecting that such Restricted Shares are subject to the restrictions contained in this
          Plan:

          The shares represented by this certificate are subject to the terms, conditions, and restrictions of the Company's Restricted Stock Plan, adopted by the Company on April 20, 1988, as amended, and a Restricted Share Agreement between the holder hereof and the Company dated [date of Restricted Share Agreement]. The Company will mail to the holder hereof a copy of the Cash Bonus and Restricted Stock Plan and of the Restricted Share Agreement without charge within five (5) days after receipt of a written request therefor.

     (c)  NUMBER OF SHARES AUTHORIZED.

               The aggregate number of shares of Common Stock that may be issued as Restricted Shares shall not exceed six hundred thousand (600,000) shares. Common Stock reacquired by the Company as provided in Section 6.02(d) shall again be available for issuance in connection with other allocations under this Cash Bonus and Restricted Stock Plan.

     SECTION 6.02.  RESTRICTIONS.

     (a)  MINIMUM PERFORMANCE FACTORS.

               Notwithstanding anything to the contrary in this Program, no Cash Performance Bonus Payment or Restricted Share Grant shall be made to any Regular Participant unless his Individual Performance Factor and the applicable Division or Subsidiary Performance Factor, when viewed together, are at least as follows:

          IF Individual Performance Factor     THEN Division or Subsidiary Performance
             is at Least                              Factor Must be at Least
          --------------------------------     ---------------------------------------
                       1.30                                 .70
                       1.20                                 .70
                       1.10                                 .70
                       1.00                                 .70
                        .90                                 .80
                        .80                                 .90
                        .70                                1.00

          IF Division or Subsidiary Performance     THEN Individual Performance Factor
                 Factor is at Least                  Must be at Least
          -------------------------------------     ----------------------------------
                           1.30                                  .70
                           1.20                                  .70
                           1.10                                  .70
                           1.00                                  .70
                            .90                                  .80
                            .80                                  .90
                            .70                                 1.00

     (b)  RESTRICTED PERIOD; RELEASE OF RESTRICTIONS.

               By accepting the Restricted Shares awarded to him under this Cash Bonus and Restricted Stock Plan, the Restricted Share Recipient agrees and consents to the restrictions described herein. Unless the Restricted Shares are earlier returned to the Company or released pursuant to Section 6.02(d) hereof, such restrictions shall apply from the date on which the Restricted Shares are issued pursuant to Section
          6.01 until the date three (3) years from the last day of the relevant Plan Period (this period being referred to herein as the "Restricted Period"). At the expiration of the Restricted Period, the Restricted shares shall be released to the Restricted Share Recipient. Upon release of the Restricted Shares, whether at the expiration of the three-year period (as provided in this Section 6.02(b) or by reason of termination of employment of the Restricted Share Recipient (as provided in Section 6.02(d), the Company shall issue and deliver to the Restricted Share Recipient a share certificate in the name of such Restricted Share Recipient representing the number of shares so released and bearing any legend deemed necessary or appropriate by the Company to comply with applicable securities laws and regulations.

     (c)  STATUS OF RESTRICTED SHARES DURING RESTRICTED PERIOD.

               During the Restricted Period, the Company shall, as escrow agent, retain at its principal office the share certificate issued in the name of the Restricted Share Recipient. Subject to the rights and powers established herein or in the Restricted Share Agreement, the Restricted Share Recipient shall have all the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions with respect to the shares represented by such certificate. During the Restricted Period, Restricted Shares issued under this Cash Bonus and Restricted Stock Plan shall not be transferred, delivered, assigned, sold or disposed of in any manner, nor pledged or otherwise hypothecated.

     (d)  TERMINATION OF EMPLOYMENT DURING RESTRICTED PERIOD.

               If a Restricted Share Recipient's employment with the Division or Subsidiary terminates because of death, permanent disability (as defined in Internal Revenue Code Section 105(d)(4) or any successor thereto), or retirement after attaining normal retirement age under the provisions of any retirement plan of Carlisle (or as established and approved by the Compensation Committee), all restrictions under this Cash Bonus and Restricted Stock Plan shall automatically terminate as to all Restricted Shares owned by the Restricted Share Recipient and such Restricted Shares shall be released to such Restricted Share Recipient. If a Restricted Share Recipient's employment with the Division or Subsidiary terminates during the Restricted Period other than by reason of death, permanent disability (as defined in Internal Revenue Code Section 105(d) (4) or any successor thereto), or retirement after attaining normal retirement age under the provisions of any retirement plan of Carlisle (or as established or approved by the Compensation Committee), or if the Compensation Committee becomes aware that any conduct of a Regular Participant constitutes Grounds for Forfeiture (as defined in Article III, Section 3.03 hereof), then such Restricted Share Recipient shall relinquish all rights in the Restricted Shares and such Restricted Shares shall be returned to the Company, unless the Compensation Committee shall, in its absolute discretion, waive the restrictions as to any part or all of the Restricted Shares.

SECTION 7. EFFECT OF TRANSFER, PROMOTION, DEMOTION, TERMINATION OF EMPLOYMENT, AND COMMENCEMENT OF EMPLOYMENT DURING PLAN PERIOD.

     SECTION 7.01. EFFECT OF TRANSFER, PROMOTION, DEMOTION, TERMINATION OF EMPLOYMENT, AND COMMENCEMENT OF EMPLOYMENT DURING PLAN PERIOD.

                    (a) If, after the beginning of a Plan Period, a Regular Participant's employment with Carlisle terminates for any reason, or the Regular Participant is promoted or demoted within a division or subsidiary or is transferred to another division or subsidiary during any Plan Period, then the Compensation Committee shall, in its absolute sole discretion, determine the amount, if any, of any Cash Performance Bonus Payment or Restricted Share Grant payable to the Regular Participant for the uncompleted Plan Period.

                    (b) If, after the beginning of a Plan Period, an individual commences employment with a division or subsidiary, the Compensation Committee may, in its absolute discretion, elect to include such individual as a Regular Participant for such Plan Period.

                    (c) If, after the beginning of a Plan Period, the Compensation Committee becomes aware that any conduct of a Regular Participant constitutes Grounds for Forfeiture (as defined in Article III, Section 3.03 hereof), then such Regular Participant shall relinquish all rights in and to any Cash Performance Bonus Payment or Restricted Share Grant for the uncompleted Plan Period, unless the Compensation Committee shall, in its absolute discretion, waive the restrictions.



                                   ARTICLE II
                     CORPORATE PERSONNEL: STOCK OPTION PLAN


SECTION 1.  ELIGIBILITY.

     Eligibility for the "Stock Option Plan" that is the subject of this Article II shall extend to certain key executive employees in the corporate offices ("Corporate Office(s)") of Carlisle (the "Special Participants") who are, in the determination of the Compensation Committee in its absolute discretion, in a position to influence the growth and earnings of Carlisle. Special Participants will consist of the following three (3) groups of Corporate Office executive positions, the specific positions comprising each group to be determined from time to time by the Compensation Committee in its absolute discretion: certain selected top Corporate Office executives (the "Top Corporate Officers"), which Top Corporate Officers may include, for example, the Chairman of the Board, the Vice Chairman of the Board, the President, and the Executive Vice President and Treasurer; certain selected Corporate Office staff managers ("Staff Managers"), which Staff Managers may include, for example, the Vice President of Corporate Development, the General Counsel, the Staff Counsel, the Manager of Internal Auditing, the Controller, and the Assistant Treasurer; and certain selected Corporate Office middle management personnel ("Corporate Middle Management Personnel"). Eligibility will also extend, in the absolute discretion of the Compensation Committee, to executive employees of Carlisle who are not Regular Participants or Special Participants ("Discretionary Participants").

SECTION 2.  NATURE OF STOCK OPTIONS UNDER STOCK OPTION PLAN.

     The Compensation Committee in its absolute discretion may designate whether an option granted under this Stock Option Plan is a Non-Qualified Stock Option or an Incentive Stock Option. For this purpose, an "Incentive Stock Option" shall mean an option granted under this Stock Option Plan which is designated to be an incentive stock option under the provisions of Internal Revenue Code Section 422A. A "Non-Qualified Stock Option" is any option granted under this Stock Option Plan which does not qualify as an Incentive Stock Option. (Non-Qualified Stock Options and Incentive Stock Options are referred to collectively herein as "Stock Options.") In appropriate cases, the Compensation Committee may grant both a Non-Qualified Stock Option and an Incentive Stock Option to the same individual. If both an Incentive Stock Option and a Non-Qualified Stock Option are awarded at one time, such Stock Options shall be deemed to be awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Stock Option affect the right to exercise the other such Stock Option. Any Stock Option designated by the Compensation Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Stock Options granted under the Stock Option Plan and, in addition, shall be subject to the provisions of
Section 5 hereof.

SECTION 3. GRANT OF STOCK OPTIONS.

     SECTION 3.01.  NUMBER OF SHARES SUBJECT TO OPTION.

          Annually, each Special Participant will be awarded an option to purchase a number of shares of the Common Stock of the Company equal to his Long-Term Bonus Base (as defined in the Program prior to the effective date of the amendments hereto) divided by the Market Value on the Effective Date of Grant (as defined in Section 3.02 hereof), or,

               Number of Shares                Long-Term Bonus Base
               Subject to Option     =     ----------------------------
                                           Market Value of Common Stock

     For this purpose, Market Value shall be as defined in Article III, Section
     5.02 hereof and Long Term Bonus Base shall be as defined in Article I.
     Section 4 hereof, prior to the effective dates of the amendments hereto, except that the Position Factor for Corporate Office employees shall, subject to modification in the absolute discretion of the Compensation Committee, be as follows: for Top Corporate Officers the Position Factor shall be .40, except that the Position Factor for the Top Corporate Officer who holds the position of Chief Executive Officer shall be .50; for the Staff Managers the Position Factor shall be .30; and for the Corporate Middle Management Personnel the Position Factor shall be .15. The Compensation Committee will determine the number of shares subject to any Stock Option granted to any Discretionary Participant. Notwithstanding anything to the contrary in this Stock Option Plan, the number of shares of Common Stock of the Company subject to any Stock Option granted to any Special Participant or Discretionary Participant in any one fiscal year period shall not exceed one hundred thousand (100,000) shares.

     SECTION 3.02.  PROCEDURE.

          Each Year, after January 1 but on or before the end of the Company's second fiscal quarter in the case of a Special Participant, and from time to time throughout the year in the case of a Discretionary Participant, the Company shall notify in writing each such Participant to whom an award of a Stock Option has been made of the terms and conditions of such Stock Option. Thereafter, such Special or Discretionary Participant shall have ten (10) days from the date of such notification to accept the Stock Option subject to the terms, conditions and restrictions relating thereto, which he may do by executing a Stock Option Agreement in a form designated by the Compensation Committee similar to the attached hereto as Exhibit C for Non-Qualified Stock Options, or attached hereto as Exhibit D for Incentive Stock Options. If a Stock Option has been issued in accordance with the provision of this Section, then the "Effective Date of Grant" will be the date on which the Compensation Committee authorized the award of such Stock Option.

     SECTION 3.03.  NUMBER OF SHARES AUTHORIZED.

          The aggregate number of shares of Common Stock that may be issued pursuant to this Stock Option Plan shall not exceed one million (1,000,000) shares. Upon lapse or termination of any Stock Option unexercised, the Common Stock that was subject to such Stock Option may again be subject to other Stock Options.

SECTION 4.  TERMS OF STOCK OPTIONS.

     SECTION 4.01.  OPTION PRICE.

          The "Option Price" means the purchase price per share of Common Stock subject to the Stock Option. The Option Price will normally equal one hundred percent (100%) of the Market Value of the Common Stock on the Effective Date of Grant, but may be modified in the absolute discretion of the Compensation Committee, such discretion being subject, however, to the following limitations: (a) in the case of Incentive Stock Options and Non-Qualified Stock Options not described in (b) below, the Option Price shall not be less than one hundred below, the Option Price shall not be less than one hundred percent (100%) of the Market Value of the Common Stock on the Effective Date of Grant; and (b) in the case of Non-Qualified Stock Options specifically designated by the Compensation Committee as not satisfying the qualified performance-based compensation requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, the Option Price shall not be less than fifty percent (50%) of the Market Value of the Common Stock on the Effective Date of Grant.



     SECTION 4.02.  PERIOD WITHIN WHICH STOCK OPTION MAY BE EXERCISED.

          Except as the Compensation Committee in its absolute discretion may otherwise determine is necessary in light of Section 5(b) (ii) hereof to preserve the status of a Stock Option as an Incentive Stock Option, Stock Options granted to Special Participants may be exercised only during the one-year period beginning on January 1 five (5) years from the first day of the calendar year in which the Effective Date of the Grant of the Stock Option falls and ending on December 31 of the year of exercise (the "Exercise Period"). A Stock Option is considered to be exercised within the Exercise Period if the Effective Date of Exercise (as defined in Section 6.01 hereof) falls within the Exercise Period. The Exercise Period for Discretionary Participants will be established by the Compensation Committee in its absolute discretion.

     SECTION 4.03.  TERMINATION OF EMPLOYMENT.

     (a)  TERMINATION PRIOR TO COMMENCEMENT OF EXERCISE PERIOD.

          If a Special or Discretionary Participant's employment with Carlisle terminates prior to the commencement of the Exercise Period as defined in
     Section 4.02 hereof (the "Pre-Exercise Period") because of death, permanent disability (as defined in Internal Revenue Code Section 105(d) (4) or any successor thereto), or retirement after attaining normal retirement age under the provisions of any retirement plan of Carlisle (or as established or approved by the Compensation Committee), then any outstanding Stock Options of such Special or Discretionary Participant which are not then exercisable shall become immediately exercisable, but shall be terminated automatically if not exercised before the earlier of (i) the expiration of the Exercise Period and (ii) one (1) year following the date of such death, permanent disability, or retirement. If a Special or Discretionary Participant's employment with Carlisle terminates during the

     Pre-Exercise Period other than by reason of the foregoing causes, or if the Compensation Committee becomes aware that any conduct of a Regular Participant constitutes Grounds for Forfeiture (as defined in Article III,
     Section 3.03 hereof), then any outstanding Stock Options of such Special or Discretionary Participant which are not then exercisable shall immediately automatically terminate.

     (b)  TERMINATION DURING EXERCISE PERIOD.

          If a Special or Discretionary Participant's employment with Carlisle terminates, or if the Compensation Committee becomes aware that any conduct of a Regular Participant constitutes Grounds for Forfeiture (as defined in Article III, Section 3.03 hereof), after commencement of the Exercise Period but before exercise of any Stock Options, then any such outstanding unexercised Stock Options shall terminate if not exercised before the earlier of the expiration of the Exercise Period or whichever of the following is applicable: (i) one (1) year following termination of employment, if such termination was the result of death, permanent disability or retirement (as defined in Section 4.03 hereof) and if such Stock Option is a Non-Qualified Stock Option; or (ii) ninety (90) days following (I) the date the Compensation Committee becomes aware of conduct constituting Grounds for Forfeiture or (II) the date of termination of employment if such termination was not the result of death, permanent disability, or retirement, or if such Stock Option is an Incentive Stock Option.

     SECTION 4.04.  NON-TRANSFERABILITY.

     During the lifetime of a Special Participant or Discretionary Participant to whom a Stock Option has been granted, such Stock Option is not transferable and may be exercised only by such individual. Upon the death of a Special Participant or a Discretionary Participant, the Stock Option may be transferred to the beneficiaries or heirs of the holder of the Stock Option by will or by the laws of descent and distribution.

SECTION 5.  SPECIAL RULES RELATING TO INCENTIVE STOCK OPTIONS.

     In addition to the provisions of this Article II, Incentive Stock Options shall be subject to the following specific provisions:

          (a) No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Effective Date of Grant;

          (b) If, at the time the Incentive Stock Option is granted, the Special Participant or Discretionary Participant owns, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations (as defined in Internal Revenue Code
     Section 425(e) or 425(f)), then: (i) the Option Price at the time the Incentive Stock Option is granted must equal at least one hundred and ten percent (110%) of the Market Value of the Common Stock subject to the Incentive Stock Option; and (ii) such Incentive Stock Option will not be exercisable after the expiration of five (5) years from the Effective Date of Grant;

          (c) the aggregate Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all such plans of Carlisle) shall not exceed one hundred thousand dollars ($100,000); and

          (d) all Incentive Stock Options must be granted within ten (10) years from the date the Program is adopted, or the date such Program is approved by stockholders, whichever is earlier.

If any Stock Option is not granted, exercised or held pursuant to the provisions of this Section 5, it will be considered to be a Non-Qualified Stock Option to the extent that any or all of the grant is in conflict with these provisions.

SECTION 6.  EXERCISE OF STOCK OPTIONS.

     SECTION 6.01.  NOTICE OF EXERCISE.

          Any person entitled to exercise a Stock Option may do so in whole or in part by delivering to the Company, attention Chief Financial Officer, at its principal office a written notice of exercise. The written notice shall specify the number of shares of Common Stock for which the Stock Option is being exercised and shall be accompanied by full or partial payment of the Option Price (as permitted under Section 6.02 hereof) for the shares of Common Stock being purchased. If Common Stock is ultimately issued in accordance with Section 6.03 hereof, the "Effective Date of Exercise" means the date on which the Company has received the written notice required hereunder, in such form as is acceptable to the Company, and the Company has received, if payment of the purchase price is entirely in cash, full payment as required by Paragraph 6.02 hereof or, if payment is completely or partially by the exchange of Common Stock, such Common Stock in the exchange.

     SECTION 6.02. PAYMENT.

          Payment of the purchase price upon exercise of any Stock Option may be made in cash by the exchange of previously acquired Common Stock at its then Market Value, or by a combination of these two methods. If payment is made entirely in cash, the Special or Discretionary Participant shall tender the full purchase price for the Common Stock at the time he submits the notice required by Paragraph 6.01 hereof. If the exercise is by exchange of previously acquired Common Stock or by a combination of cash and the exchange of previously acquired Common Stock, the Special or Discretionary Participant shall surrender to the Company, along with his written notice, stock certificates representing the previously acquired Common Stock submitted by the Special or Discretionary Participant in the exchange, together with signed stock powers for each stock certificate submitted. The Company shall then notify the Special or Discretionary Participant of the amount of cash remaining due, which the Special or Discretionary Participant shall pay to the Company no later than ten (10) days following the receipt of such notice.

     SECTION 6.03. ISSUANCE OF CERTIFICATES.

          Certificates for shares of Common Stock purchased through exercise of a Stock Option will be issued in regular course after exercise of the Stock Option and payment therefor as provided in Section 6.01 and 6.02 hereof. Shares shall be deemed to be issued to a Special or Discretionary Participant on the date on which such shares are registered in such Special or Discretionary Participant's name on the Company's stock records. No person holding a Stock Option or entitled to exercise a Stock Option granted under this Stock Option Plan shall have any rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Stock Option until, and no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date on which, such shares are registered.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS


SECTION 1.  ADMINISTRATION.

     SECTION 1.01.  COMPENSATION COMMITTEE.

          The Cash Bonus and Restricted Stock Plan and the Stock Option Plan (the "Plans") established under this Program shall be administered by a "Compensation Committee." The Compensation Committee shall be composed of three (3) or more directors of the Company, appointed from time to time by the board of directors of the Company ("Board of Directors"), who are not, and were not at any time within one (1) year prior to their appointment, eligible for selection as Regular, Special, or Discretionary Participants in this Program or any other program or plan of the Company or any of its affiliates providing for the allocation or granting thereunder of stock, stock options or stock appreciation rights.

     SECTION 1.02.  AUTHORITY.

          Except as provided in Section 1.03 hereof, the Compensation Committee shall have plenary authority to resolve any and all questions arising under the Program or the Plans, to amend or terminate the Program or the Plans, to correct any defect or supply any omission or reconcile any inconsistency in the Program or the Plans, to establish, amend and rescind any rules and regulations relating to the Program or any of the Plans, and to make, in its absolute discretion, any other determinations necessary or advisable for the administration and continued successful operation of the Program or the Plans. Any and all decisions of the Compensation Committee in administering the Program or the Plans, as described herein, shall be final and conclusive. The Board of Directors shall be empowered to exercise any authority granted to the Compensation Committee hereunder. In addition, the Compensation Committee may, in its absolute discretion, delegate all or a part of the day-to-day administration of the Program or the Plans to an "Administrative Committee" selected by the Compensation Committee for that purpose; provided, however, that the Administrative Committee shall not be entitled to authorize the grant of any awards under the Program or the Plans or to authorize any variances from the terms of the Program or the Plans.

     SECTION 1.03.  LIMITS OF AUTHORITY.

          Without the approval of the stockholders, the Compensation Committee shall not do any of the following:


               (a) increase the number of shares of Common Stock subject to the Program or either of the Plans or increase the maximum number of option shares available to any Special Participant or Discretionary Participant in any one fiscal year period (except under the anti-dilution provisions of Section 5.04 of this Article III);

               (b) decrease the price at which Stock Options may be exercised (except under such anti-dilution provisions);

               (c) render eligible for membership on the Compensation Committee as of any given date any person who is at such date, or at any time within one (1) year prior thereto has been eligible for selection as a Participant in any Plan, or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates; or

               (d) change the class of employees eligible to participate in the Program.

     SECTION 1.04.  LIABILITY.

          No member of the Compensation Committee or the Administrative Committee shall be liable for any action or determination taken or made in good faith with respect to the Program, and to the extent permitted by law, all members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action. Likewise, Carlisle shall have no responsibility or liability (other than under applicable Securities Acts) for any act or omission in connection with the Program.

SECTION 2.  EFFECTIVE DATES.

     SECTION 2.01.  GENERAL.

          Except as provided in Section 2.02 hereof, this Program shall be effective on January 1, 1988 if approved and adopted by a majority of the voting power of the Company within twelve (12) months after such date, and, if not so approved and adopted, shall be of no force and effect.

          The amendments to the Program adopted by the Compensation Committee on May 2, 1991 and reflected herein shall become effective on January 1, 1992. The amendments to the Program adopted by the Compensation Committee on February 2, 1994, and reflected herein shall become effective on February 2, 1994, if approved and adopted by a majority of the voting power of the company present in person or by proxy at the 1994 Annual Meeting of Shareholders of the Company, and, if not so approved and adopted, shall be of no force and effect.

     SECTION 2.02.  PHASE-IN  -  PRE-AMENDMENT PROGRAM.

          (a)  TWO-YEAR PHASE-IN OF CASH BONUS AND RESTRICTED STOCK PLAN.

               For the Plan Periods of the Cash Bonus and Restricted Stock Plan of 1988-1990 and 1989-1991 in effect prior to the amendments to the Program, the total value of the Cash Performance Bonus Payment and the Restricted Shares that a Regular Participant would otherwise be entitled to receive under Article I of the pre-amendment Program shall be reduced (but not below zero (0)) by the total value of the cash payments ("1978 Program Cash Payment") and the stock option grants ("1978 Program Stock Option Grant") earned by such Regular Participant as a regular, group B, or special participant ("1978 Program Participant") under the former Executive Long-Term Incentive Program of the Company effective as of January 1, 1978 ("1978 Program") for plan periods ("1978 Program Plan Periods") 1986-1990 and 1987-1991, respectively.

          (b)  AMOUNT OF REDUCTION.

               For purposes of computing the amount of the reduction required by
          Section 2.02(a) hereof, the 1978 Program Cash Payment shall include all cash payments earned by the 1978 Program Participant from the 1978 Program for the relevant 1978 Program Plan Period whether designated under the 1978 Program as a "Cash Performance Bonus Payment" or as an "Option Appreciation Deficiency" payment. The value of the 1978 Program Stock Option Grant shall equal the number of option shares ultimately exercisable by the 1978 Program Participant under the 1978 Program for the relevant 1978 Program Plan Period multiplied by the difference between the aggregate Market Value per share of such option shares at the end of the relevant 1978 Program Plan

          Period and the Market Value per share of such option shares at the date of the grant under the 1978 Program.

          (c)  ALLOCATION.

               The amount of the reduction required by Section 2.02(a) hereof shall be allocated equally to a reduction of the Cash Performance Bonus Payment awarded under Article I, Section 6 hereof prior to the amendments to the Program and the value of the Restricted Shares awarded under Article I, Section 7 hereof prior to the amendments to the Program. Thus, the amount of the Cash Performance Bonus Payment otherwise awarded under Article I, Section 6 hereof prior to the amendments to the Program shall be reduced by an amount equal to one-half (1/2) of the total reduction computed pursuant to Section 2.02(b) hereof and the number of Restricted Shares otherwise awarded under Article I, Section 7 hereof prior to the amendments to the Program shall be reduced by a number of such Restricted Shares determined by dividing the product of one-half (1/2) and the total reduction computed pursuant to Section 2.02(b) hereof by the Market Value of the Common Stock on the last day of the relevant Plan Period.

     SECTION 2.03.  PHASE-IN  -  POST-AMENDMENT PROGRAM.

          (a)  PHASE-IN OF CASH BONUS AND RESTRICTED STOCK PLAN.

               For the 1992 Plan Period of the Cash Bonus and Restricted Stock Plan in effect under the amendments to the Program, the total value of the Cash Performance Bonus Payment and/or the Restricted Shares that a Regular Participant would otherwise by entitled to receive under Article I of the post-amendment Program shall be reduced (but not below zero (0)) by the total value of the cash payments earned under the 1988 Program in effect prior to the amendments to the Program for the 1990-92 Plan Period ("1988 Program Cash Payment") and the total value of the Restricted Shares awarded under the 1988 Program in effect prior to the amendments to the Program for the 1990-92 Plan Period ("1988 Program Restricted Shares").

          (b)  ALLOCATION.

               The amount of the reduction required by Section 2.03(a) shall be allocated (i) with respect to a Restricted Share Recipient, equally to a reduction of the Cash Performance Bonus Payment and the value of the Restricted Shares awarded under the Program in effect under the amendments to the Program; and (ii) with respect to any other Regular Participant, all to a reduction of the Cash Performance Bonus Payment awarded under the Program in effect under the amendments to the Program.

SECTION 3.  LIMITATIONS ON RIGHTS OF PARTICIPANTS.

     SECTION 3.01.  ABSENCE OF CLAIM OF RIGHT.

          No employee or other person has any claim or right to be granted an award under the Program or the Plans.

     SECTION 3.02.  EFFECT ON EMPLOYMENT STATUS.

          The fact that an employee has been granted any benefits under the Program or the Plans shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

     SECTION 3.03.  FORFEITURE OF RIGHTS: "GROUNDS FOR FORFEITURE."

          Except as otherwise provided herein, all rights of a Regular Participant in any Plan will terminate upon the voluntary or involuntary termination of his employment with Carlisle. As used throughout this Program "Grounds for Forfeiture" shall mean any of the following conduct of any Regular Participant: (i) using for profit or disclosing confidential information or trade secrets of Carlisle to unauthorized persons; (ii) breaching any contract with or violating any legal obligation to Carlisle;
     (iii) failing to make himself available to consult with, supply information to, or otherwise cooperate with Carlisle at reasonable times and upon a reasonable basis; (iv) while employed by Carlisle, engaging, directly or indirectly, as an officer, employee, or consultant, or otherwise having, directly or indirectly, ownership or interest in any business that is competitive with the manufacture, sale or distribution of products and services of the type in which Carlisle is engaged or which may be developed or be in the process of development by Carlisle during the Regular Participant's employment; provided, however, that the Regular Participant may own beneficially or maintain voting power of the shares of common stock of companies listed on national securities exchanges or publicly traded that do not exceed five percent (5%) of the outstanding shares of such companies; or (v) engaging in any other activity which would have constituted grounds for his discharge for cause by Carlisle.

SECTION 4.  OBLIGATIONS IMPOSED UPON REGULAR PARTICIPANTS.

     SECTION 4.01.  IMPLIED CONSENT OF REGULAR PARTICIPANTS.

          Every Regular Participant by his acceptance of any benefits or obligations under this Program, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all the terms and conditions of this Program.

     SECTION 4.02.  TAX WITHHOLDING.

          The Company has the right to deduct from all wages paid in cash any federal, state, local or foreign taxes required by law to be withheld therefrom. In the case of awards paid in the form of or in connection with Restricted Shares or Stock Options, Participants may be required to make arrangements satisfactory to the Company to comply with its withholding obligation, or, in lieu thereof the Company shall have the right to retain (or require a tender back of) the number of shares of Common Stock whose Market Value equals the amount required to be withheld.

SECTION 5.  DEFINITIONS AND PROVISIONS RELATING TO COMPANY STOCK

     SECTION 5.01.  COMMON STOCK.

          "Common Stock" means shares of the common stock, par value of one dollar ($1.00), of the Company.

     SECTION 5.02.  MARKET VALUE.

          "Market Value" shall mean the closing sales price of the Common Stock as reported on the New York Stock Exchange on the day such Market Value is to be determined or, if no sales were reported on such day, then on the next succeeding day on which there were reports of sales of the Common Stock on such Exchange.


     SECTION 5.03.  COMPLIANCE WITH LAWS.

          Any Common Stock issued pursuant to this Program shall be issued only in full compliance with all applicable laws, including laws, rules and regulations of the Securities Exchange Commission and applicable state Blue Sky laws. The Compensation Committee may impose such conditions on transfer and such other restrictions and limitations on such shares of Common Stock as it may deem in its absolute discretion necessary and appropriate to assure compliance with any applicable laws.

     SECTION 5.04.  ADJUSTMENT OF SHARES.

          The Compensation Committee shall make appropriate adjustments in the number of shares of Common Stock subject to a Restricted Stock Grant under
     Article I or in the number of shares of Common Stock subject to option or in the Option Price in the case of a Stock Option under Article II in order to give effect to changes made in the number of outstanding shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change with the determination as to the method and extent of change being at the absolute discretion of the Compensation Committee.

SECTION 6.  CHANGE IN CONTROL.

     SECTION 6.01.  STOCK PURCHASE.

          In the event any Person (as hereinafter defined) (i) shall become, directly or indirectly, the Beneficial Owner (as hereinafter defined) of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities for the election of directors or fifty percent (50%) or more of the Company's then outstanding shares of Common Stock, or (ii) commences a tender offer pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor provision thereto, which, if successful, would result in such Person's becoming the Beneficial Owner of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities for the election of directors or fifty percent (50%) or more of the Company's then outstanding shares of Common Stock ("Stock Triggering Event"), then the following shall occur with respect to the benefits afforded the Participants under this Program:

               (a) Stock Options. With respect to each Special or Discretionary Participant, all Stock Options that were outstanding at the time of the Stock Triggering Event shall immediately become exercisable in full, such Stock Options to be exercisable for a period of one (1) year from the date of such Stock Triggering Event.

               (b) Cash Performance Bonus Payment. Each Regular Participant shall be entitled to receive, within thirty (30) days after the Stock Triggering Event specified in clause (i) of this Section 6.01 or within thirty (30) days after the successful completion of the Stock Triggering Event specified in clause (ii) of this Section 6.01, a Cash Performance Bonus Payment in the full amount that he would have been entitled to receive under the Program had the Plan Period continued until its normal expiration date.

               (c) Restricted Shares. If the Stock Triggering Event occurs during any Plan Period of a Restricted Share Recipient, such Restricted Share Recipient shall be entitled to receive within thirty
          (30) days of the Stock Triggering Event the number of Restricted Shares that he would have been entitled to receive under the Program had the Plan Period continued until its normal expiration date. Any such Restricted Shares received shall not be subject to any of the restrictions that would normally be imposed under Article I, Section
          6.02 hereof. If the Stock Triggering Event occurs during a Restricted Period with respect to any Regular Participant, then all restrictions imposed by Article I, Section 6.02 hereof shall automatically terminate as to all Restricted Shares owned by such Regular

          Participant and such Restricted Shares shall be immediately released to such Regular Participant.

     For purposes of the foregoing provisions of this Section 6.01, the following definitions shall apply: (x) "Affiliate" and "Associate" shall be given the meanings of such terms under Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on February 1, 1988; (y) "Beneficial Owner" shall be given the meaning given beneficial owner and beneficial ownership in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on February 1, 1988; and (z) "Person" shall mean and include any individual, corporation, partnership or other person or entity and any "Group" (which shall mean persons and entities that act in concert as described in Section 14(d) (2) of the Securities Exchange Act of 1934 as in effect on February 1,1988) (other than the Company or any subsidiary thereof and other than any profit-sharing, employee stock ownership or any other employee benefit plan of the Company or such subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in any such capacity and other than any executive officer of the Company), and all Affiliates and Associates of any such individual, corporation, partnership, or other person or entity or Group.

     SECTION 6.02.  BUSINESS COMBINATION.

     In the event of the execution of an agreement providing for or resulting in a Business Combination (as defined in Article SEVENTH. subparagraph C 2 of the Company's Restated Certificate of Incorporation as in effect on February 1,
1988) ("Non-Stock Triggering Event"), then the following shall occur with respect to the benefits afforded the Participants under this Program:

               (a) Stock Options. With respect to each Special or Discretionary Participant, all Stock Options that were outstanding at the time of the Non-Stock Triggering Event shall immediately become exercisable in full, such Stock Options to be exercisable for a period of one (1) year from such Non-Stock Triggering Event.

               (b) Cash Performance Bonus Payment and Restricted Shares. Each Regular Participant shall be entitled to receive, within thirty (30) days of the Non-Stock Triggering Event, a Cash Performance Bonus Payment and a number of Restricted Shares as determined in the absolute sole discretion of the Compensation Committee.

     SECTION 6.03.  EXCEPTION.

          Notwithstanding the foregoing, in the event the amounts deemed payable under this Section 6 when added to all other payments to the optionee by the Company, would, if made, constitute "excess parachute payments" within the meaning of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, the amounts deemed payable by the Company under this Section 6 may, in the absolute discretion of the Compensation Committee, be reduced by the amount deemed necessary to cause the optionee to receive one thousand dollars ($1,000.00) less than three (3) times the optionee's "base amount" as that term is defined in Code Section 280G. The Compensation Committee shall, in its absolute discretion, determine the manner in which any reduction required by this Section 6.03 shall be allocated among amounts deemed payable by the Company under this Section 6.

SECTION 7.  PROGRAM UNFUNDED.

     The Program and the Plans are unfunded and the Company is not required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Program or the Plans and payment of awards is subordinate to the claims of the Company's general creditors.

                                    EXHIBIT A

                          ACKNOWLEDGEMENT OF ACCEPTANCE


__________________________________________ is designated as a Regular
Participant in the Cash Bonus and Restricted Stock Plan (the "Plan") of the Carlisle Companies Incorporated Executive Incentive Program (the "Program") effective as of __________ __, ____ and incorporated by reference herein for the Plan Period commencing ____________, ____.

The undersigned, designated as a Regular Participant, hereby agrees for himself, his heirs, his executor, and legal representative, to be bound by all of the terms and conditions of the Plan and the Program of which it is a part.



                                        -----------------------------------
                                        Employee


- -----------------
Date

                                    EXHIBIT B

                           RESTRICTED SHARE AGREEMENT



     This agreement entered into this ____ day of _________, ____, by and between _____________________ ("Regular Participant") and Carlisle Companies Incorporated (the "Company").

     1. In accordance with Article I of the Company's Executive Incentive Program (the "Program"), the Company grants the Regular Participant _____________ shares of the Common Stock, par value of One Dollar ($1.00), of the Company ("Restricted Shares") for the _______ Plan Period subject to the terms and conditions contained in the Program and this Agreement.

     2. Regular Participant agrees to deposit with the Company as escrow agent the share certificate representing the Restricted Shares granted to the Regular Participant. The voting of the shares shall be vested in Regular Participant and Regular Participant shall be entitled to receive all dividends and shall be vested with all other incidents of ownership subject to the terms, provisions, and conditions of the Program and this Agreement. As Restricted Shares are released to Regular Participant pursuant to the Program, the Company shall issue and deliver to Regular Participant a share certificate reflecting the number of shares so released.

     3. In the event that the Restricted Shares are forfeited by Regular Participant in accordance with the terms and conditions of the Program, Regular Participant hereby irrevocable appoints any officer of the Company as his or her attorney-in-fact to transfer the Restricted Shares on the books of the Company to the Company.

     4. Regular Participant agrees that the Restricted Shares are being acquired in accordance with and subject to the terms, provisions, and conditions of the Program, to all of which Regular Participant expressly consents. Regular Participant further agrees and represents that the Restricted Shares are acquired for investment and that Regular Participant has no current intention to transfer, sell, or otherwise dispose of the shares, except as permitted by the Program and in compliance with applicable securities laws.

     5. The provisions of this Agreement shall be applicable to the Restricted Shares and to any shares or other securities of the Company that may be acquired by Regular Participant pursuant to a stock split, stock dividend, combination or exchange of shares or by any other similar capital adjustment affecting the Restricted Shares. As used in this Agreement, the "Restricted Shares" shall be deemed to include any such securities issued in respect of the Restricted Shares.

     6. This Agreement shall be binding on and inure to the benefit of the Company and the Regular Participant and their respective heirs, successors, assigns and legal representatives.

     7. This constitutes the entire agreement among the parties with respect to this subject matter, and this Agreement may not be modified, amended, renewed or terminated, nor may any term, condition or breach of any term or condition be waived, except in writing signed by the person or persons sought to be bound by such modification, amendment, renewal, termination or waiver. Any waiver of any term or condition or breach of this Agreement shall not be a waiver of any other term or condition or of the same term or condition.

     8. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

     The parties have caused this Agreement to be duly executed as of the day and year first above written.


- ----------------------------------------
         Regular Participant

- ----------------------------------------         CARLISLE COMPANIES INCORPORATED
           Street Address

- ----------------------------------------
        City, State, Zip Code

- ----------------------------------------         By:
        Social Security Number                       ---------------------------

                                    EXHIBIT C

                      NON-QUALIFIED STOCK OPTION AGREEMENT




AGREEMENT made this __ day of ___________, _____ between Carlisle Companies Incorporated, a Delaware corporation (the "Company"), and ________________ ("Employee").


     SECTION 1. Pursuant to the Company's ______ Executive Incentive Program, as amended (the "Program") adopted by a resolution of the Board of Directors of the Company and approved by the shareholders of the Company, and pursuant to a resolution adopted by the Compensation Committee on _________ ___, ____ the Company grants an option to Employee to purchase ____________ (_____) shares of the common stock of the Company under the Program's stock option plan (the "Plan") at ___________________ ($__.__) per share, the closing price of the common stock on the New York Stock Exchange on ________ __, ____. This option shall be an option not qualifying as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended and is granted subject to the conditions, limitations, adjustments, covenants, and other provisions set forth in this Agreement, in the Plan and in the Program. Any term capitalized but not defined in this Agreement shall have the meeting ascribed by the Program.

     SECTION 2. Except as otherwise provided in this Agreement, in the Program or in the Plan, this option may be exercised in whole or in part in the installments set forth in Table I below. Any installment not exercised shall carry over to the subsequent stock option exercise period. In no event shall more shares of the option be exercised than shown in the maximum stock option carry over. The option, to the extent that installments are not otherwise exercised, expires on _________ __, ____ unless sooner terminated.

                                     TABLE I
                            STOCK OPTION INSTALLMENTS

                                      Number of Shares
                                 Subject to Option Exercise
                              --------------------------------
Stock Option                            Maximum Stock
Exercise Period               Installments   Option Carry-over
- ---------------               ------------   -----------------





     SECTION 3. The procedure for the exercise of this option shall be as set forth in Article II, Section 6 of the Plan. The cost of any stock transfer or issue taxes or other taxes and changes imposed by government authority on the transfer or issue of shares purchased by an exercise of this option shall be paid by the Company.

     SECTION 4. Without limiting the application of any other provision of this Agreement, the Plan or the Program, Employee acknowledges and agrees that the option price and/or the number of shares subject to option under this Agreement may be subject to adjustment, in the discretion of the Compensation Committee, as provided in Article III, Section 5.04 of the Program. The Employee further expressly acknowledges and agrees that the options granted under this Agreement are subject to the restrictions and limitations contained in Article III,
Section 3.02 of the Plan (pertaining to termination of employment) and Article III, Section 6 of the Program (pertaining to change in control of the Company).

     SECTION 5. The option granted to Employee under this Agreement may not be transferred or assigned by him other than by will or by the laws of descent and distribution and may not be exercised by anyone other than Employee during his lifetime.

     SECTION 6. Any notice or other communication required or permitted to be given under this Agreement shall be duly given if in writing and delivered personally or mailed first-class, postage prepaid, by registered or certified mail as follows:




     If to the Company:

     Carlisle Companies Incorporated
     101 South Salina Street, Suite 800
     Syracuse, New York  13202-1330
     Attention:  Vice President, Secretary and General Counsel

     If to the Employee:


     ------------------------
     ------------------------
     ------------------------

or to such other address as may be given in writing as provided in this Agreement.


     SECTION 7. No reference to any specific provision or Section of the Program or Plan shall be construed to in any way limit, by negative implication or otherwise, the applicability of any other Program or Plan provision or Section to this Agreement.

     The parties have executed this Agreement on _________ ____, _____.

     I accept the option to purchase shares of common stock of the Company granted in accordance with and subject to the terms and conditions of this Agreement and of the Program and the Plan, and I agree to be bound by those terms and conditions.



                                        ----------------------------------
                                                     Employee

                                    EXHIBIT D

                        INCENTIVE STOCK OPTION AGREEMENT


AGREEMENT made this ____ day of _________, 19__ between Carlisle Companies Incorporated, a Delaware corporation ("the Company") and
_________________________ ("Employee").


                                   WITNESSETH

     Section 1. Pursuant to a resolution of the Compensation Committee of the Company, adopted in accordance with Article II (the "Plan") of the Company's Executive Incentive Program (the "Program") at a meeting held on the ____ day of ___________ 19__, the Company hereby grants an option to Employee to purchase
____________ (___) shares of the common stock of the Company at ____________ Dollars ($_____) per share, the closing price of such common stock on the New York Stock Exchange on _________ ___, _____. This option shall be an option qualifying as an Incentive Stock Option under Section 422A of the Internal Revenue Code of 1986, as amended ("Incentive Stock Option") and granted subject to the conditions, limitations, adjustments, covenants, and other provisions set forth herein, in the Plan, and in the Program. Any term capitalized but not defined herein shall have the meaning ascribed thereto by the Program.

     Section 2. Except as otherwise provided herein, in the Program, or in the Plan, this option may be exercised in whole or in part between the dates of ______, 19__ and __________ ___, 19__ and shall expire on ________ __, 19__
unless terminated prior thereto.

     Section 3. The procedure for the exercise of this option shall be as set forth in Article II, Section 6 of the Plan. The cost of any stock transfer or issue taxes or other taxes and changes imposed by government authority on the transfer or issue of shares purchased by an exercise of this option shall be paid by the Company.

     Section 4. The Employee hereby acknowledges and agrees that the option price and/or the number of shares subject to option hereunder may be subject to adjustment, in the discretion of the Compensation Committee, as provided in
Article III, Section 5.04 of the Program. The Employee further expressly acknowledges and agrees that the options granted hereunder are subject to the restrictions and limitations contained in Article III, Section 3.02 of the Plan (pertaining to termination of employment).

     Section 5. This Agreement shall be subject to the provisions of Article III, Section 6 of the Program (pertaining to change in control of the Company).

     Section 6. The option granted to Employee hereunder may not be transferred or assigned by him or her otherwise than by Will or by the laws of descent and distribution and may not be exercised by anyone other than Employee during his lifetime.

     Section 7. Because this option is an Incentive Stock Option, it is subject to the special rules relating to Incentive Stock Options contained in
Article II, Section 5 of the Program. In particular, this option may not be exercised after the expiration of ten (10) years from the date of grant.

     Section 8. Any notice or other communication required or permitted to be given hereunder shall be duly given if in writing and delivered personally or mailed first-class, postage prepaid, by registered or certified mail as follows:

     If to the Company:

          Carlisle Companies Incorporated
          101 South Salina Street; Suite 800
          Syracuse, NY  13202-1330
          Attention: Chief Financial Officer
or to such other address as may be given in writing as herein provided.

     Section 9. No reference herein to any specific provision or Section of the Program or Plan shall be construed to in any way limit by negative implication or otherwise, the applicability of any other Program or Plan provision or Section to this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                        CARLISLE COMPANIES INCORPORATED


                                   By:
                                       ---------------------------------


     I hereby accept the Non-Qualified Stock Option to purchase shares of common stock of the company granted above in accordance with and subject to the terms and conditions of this Agreement and of the Program and the Plan and I agree to be bound thereby.



Date:                              By:
          ------------------            --------------------------------
          Accepted                      Employee